Exhibit 10.2


                            CONTRIBUTION AGREEMENT

                                     among


                     RECKSON OPERATING PARTNERSHIP, L.P.,

                                certain of its

                                 SUBSIDIARIES

                     listed on the signature pages hereof,

                    RECKSON AUSTRALIA OPERATING COMPANY LLC


                                      and


                       RECKSON AUSTRALIA LPT CORPORATION


                         Dated as of August 12, 2005

                                                    TABLE OF CONTENTS

                                                                                                              Page


Section 1.        Properties to be Contributed; Permitted Debt;
                    Responsible Entity Termination; Trigger Events; Schedules....................................3

         1.01.    Transfer of Properties.........................................................................3

         1.02.    Additional Components of Properties; Excluded Property.........................................4

         1.03.    Review Materials...............................................................................4

         1.04.    Due Diligence..................................................................................4

         1.05.    Requests for Estoppels and Consents; Certain Provisions Regarding Debt.........................5

         1.06.    Termination; Surviving Obligations.............................................................6

         1.07.    Reallocation of Properties and Contributed Interests Among
                     Tranches; Exclusion of Properties and Contributed Interests.................................6

         1.08.    Responsible Entity Termination Trigger Event...................................................7

         1.09.    Revisions to Schedules.........................................................................7

Section 2.        Objections to Title............................................................................7

         2.01.    (a) Title Commitments; Title Policies; Permitted Exceptions....................................7

Section 3.        Contribution Consideration....................................................................11

         3.01.    Consideration.................................................................................11

         3.02.    Adjustments to Consideration..................................................................12

         3.03.    Effect of Permitted Debt Holder Refusal of Assumption Consent.................................13

         3.04.    Certain Transactions at Closing...............................................................13

         3.05.    Issuance of Interests In Advance..............................................................13

Section 4.        The Closing...................................................................................13

         4.01.    Tranche 1 Closing.............................................................................13

         4.02.    Tranche 2 Closing.............................................................................14

         4.03.    Tranche 3 Closing.............................................................................14

         4.04.    Closings......................................................................................14

         4.05.    Effect of a Closing Not Occurring.............................................................14

         4.06.    Dates; Times; Dollars.........................................................................14

Section 5.        Representations and Warranties................................................................15

         5.01.    Contributor Representations and Warranties....................................................15

         5.02.    Relevant Contributees Representations and Warranties..........................................19

         5.03.    REIT Representations and Warranties...........................................................20


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                                                    TABLE OF CONTENTS
                                                        (continued)
                                                                                                              Page


         5.04.    (a) Survival of Contributor Representations and Warranties; Modification Thereof..............21

         5.05.    (a) Indemnification by Contributor; Cap; Basket...............................................21

Section 6.        Acknowledgments of the Company................................................................24

         6.01.    No Prior Representations or Warranties........................................................24

         6.02.    As-Is.........................................................................................24

         6.03.    Environmental Matters.........................................................................25

Section 7.        Contributor's Obligations as to the Properties................................................25

         7.01.    Operation of Properties Prior to Closing......................................................25

         7.02.    Certain Lease/Service Contract Actions........................................................25

         7.03.    Certain Prohibited Actions....................................................................26

         7.04.    Maintenance of Insurance......................................................................26

         7.05.    Required Tenant Estoppels; Contributor Estoppel...............................................26

         7.06.    Landlord Estoppels............................................................................27

         7.07.    Required Consents.............................................................................27

         7.08.    Termination of Existing Property Management Agreements........................................27

         7.09.    Compliance With Permitted Debt Loan Documents.................................................27

         7.10.    Cooperation Regarding Financing...............................................................28

         7.11.    Assignment of Environmental Insurance Policy..................................................28

Section 8.        Destruction, Damage or Condemnation...........................................................28

         8.01.    (a) Condemnation..............................................................................28

Section 9.        Additional Covenants of Contributor...........................................................29

         9.01.    Access........................................................................................29

Section 10.       Conditions Precedent to Closing...............................................................29

         10.01.   Conditions Precedent to Company Obligations...................................................29

         10.02.   Conditions Precedent to Contributor Obligations...............................................30

         10.03.   Effect of Contributor's Failure to Meet Conditions............................................31

Section 11.       Contributor's Closing Deliveries..............................................................32

         11.01.   Contributor Closing Deliveries................................................................32

         11.02.   Delivery at Appropriate Closing; Modified Deliverables Required By
                     Third Parties; Modification of Deliveries Regarding Entity Transfers.......................34


                                     -3-
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                                                    TABLE OF CONTENTS
                                                        (continued)
                                                                                                              Page


Section 12.       The Company's Closing Deliveries..............................................................35

         12.01.   Company Deliveries............................................................................35

Section 13.       Apportionments; Closing Costs.................................................................36

         13.01.   General Apportionments........................................................................36

         13.02.   Adjustment of Taxes...........................................................................37

         13.03.   Credits.......................................................................................37

         13.04.   Tenant Arrearages.............................................................................38

         13.05.   Additional Rent...............................................................................39

         13.06.   Closing Statements............................................................................39

         13.07.   Subject to the other provisions of this Section 13, the
                    following shall apply to closing costs:.....................................................39

Section 14.       Failure of Contributor or the Company to Perform..............................................40

         14.01.   Company Default/Breach Prior to Closing.......................................................40

         14.02.   Contributor Default/Breach Prior to Closing...................................................40

         14.03.   Termination of Agreement Regarding Aggregation of Title, Survey,
                     Closing Condition, Condemnation and Casualty Events........................................41

Section 15.       Broker........................................................................................41

         15.01.   Broker Representation and Warranty; Indemnification...........................................41

Section 16.       Notices.......................................................................................41

         16.01.   Method of Notification and Delivery...........................................................41

Section 17.       Miscellaneous Provisions......................................................................43

         17.01.   Assignment or Transfer........................................................................43

         17.02.   Integration Clause............................................................................43

         17.03.   Amendments....................................................................................43

         17.04.   Governing Law.................................................................................43

         17.05.   Captions......................................................................................43

         17.06.   Successors and Assigns........................................................................43

         17.07.   Masculine and Feminine Terms..................................................................43

         17.08.   Schedules and Riders..........................................................................43

         17.09.   Counterparts..................................................................................43

         17.10.   No Recordation................................................................................43


                                     -4-


                                                    TABLE OF CONTENTS
                                                        (continued)
                                                                                                              Page


         17.11.   No Third Party Beneficiaries..................................................................44

         17.12.   No Offer......................................................................................44

         17.13.   Jurisdiction; Service of Process..............................................................44

         17.14.   Further Assurances; Cooperation Regarding Consents............................................44

Section 18.       Certain Tax Matters...........................................................................44

         18.01.   Like-Kind Exchanges...........................................................................44

Section 19.       Entity Transfers..............................................................................45

         19.01.   Transfer of Entity Interests in Lieu of Asset Sale............................................45

Section 20.       Certain Provisions Regarding SPE Entities.....................................................46

         20.01.   SPE Entities..................................................................................46


Exhibits
--------
Exhibit A.        Subsidiaries
Exhibit B.        Properties
Exhibit C.        Form of Limited Liability Company Agreement
Exhibit D-1.      Form of Property Management and Leasing Agreement
Exhibit D-2.      Form of Construction Service Agreements
Exhibit D-3.      Form of Services Agreement
Exhibit D-4.      Form of  AM Agreement
Exhibit E.        Form of Tenant Estoppel
Exhibit F.        Form of Landlord Estoppel
Exhibit G.        Intentionally Omitted
Exhibit H.        Intentionally Omitted
Exhibit I.        Form of Paul, Hastings, Janofsky & Walker LLP Opinion
Exhibit J.        Mortgage Loan Application
Exhibit K.        Form of License Agreement
Exhibit L.        Intentionally Omitted
Exhibit M.        Form of Tax Protection Agreement
Exhibit N.        Form of Option Agreement

Schedules
---------
Schedule 1.01(a)           Tranche 1 Properties
Schedule 1.01(b)           Tranche 2 Properties
Schedule 1.01(c)           Tranche 3 Properties

Schedule 1.02              Excluded Personal Property
Schedule 1.05(b)(i)        Assumed Existing Debt
Schedule 3.01(a)(i)        Tranche 1 Contribution Consideration and Sales Price
Schedule 3.01(b)(i)        Tranche 2 Contribution Consideration and Sales Price
Schedule 3.01(c)(i)        Tranche 3 Contribution Consideration and Sales Price
Schedule 5.01(e)-1         Rent Rolls
Schedule 5.01(e)-2         Other Tenant Information
Schedule 5.01(f)           Leases
Schedule 5.01(g)           Ground Leases
Schedule 5.01(h)           Brokerage Agreements
Schedule 5.01(i)           Material Service Contracts
Schedule 5.01(j)           Capital Improvement Projects
Schedule 5.01(k)           Environmental Reports and Matters
Schedule 5.01(o)           Litigation Schedule
Schedule 5.01(p)           Outstanding Agreements with Attorneys or Consultants
Schedule 5.01(q)           Permitted Debt Loan Documents
Schedule 5.05(a)           Special Indemnification Matters
Schedule 7.05              Loan Properties
Schedule 7.07              Required Consents

                                               INDEX OF DEFINED TERMS

Defined Term                                                                                               Section
------------                                                                                               -------


1031 Exchange................................................................................................18.01
225 High Ridge Property.......................................................................................7.11
Additional Rent. ............................................................................................13.05
Advance Rent..............................................................................................13.01(a)
Agents........................................................................................................1.03
Agreement.................................................................................................Preamble
Aggregate Interests Election................................................................................. 3.05
AM Agreement..............................................................................................Recitals
Approved Loan Documentation................................................................................1.05(d)
Assignments of Ground Leases..............................................................................11.01(q)
Assignments of Leases.....................................................................................11.01(r)
Assumed Existing Debt......................................................................................1.05(b)
Assumed Existing Debt Properties...........................................................................1.05(b)
Assumed Existing Debt Holders..............................................................................1.05(b)
Australian Trust..........................................................................................Recitals
Basket.....................................................................................................5.05(a)
Brokerage Agreements.......................................................................................5.01(h)
Business Days.................................................................................................7.01
Cap........................................................................................................5.05(a)
Cash Portion of the Sales Price ...........................................................................3.01(c)
CC Substitution Event......................................................................................8.01(c)
Closing.......................................................................................................4.04
Closing Date..................................................................................................4.04
Code Witholding Section....................................................................................5.01(n)
Company...................................................................................................Preamble
Condition Failure Threshold...............................................................................10.03(a)
Contributed Equity Value...................................................................................3.01(c)
Contributed Entity...........................................................................................19.01
Contributed Interests......................................................................................1.01(c)
Contributor...............................................................................................Preamble
Contributor Closing Conditions...............................................................................10.01
Contributor Estoppel..........................................................................................7.05
Contributor's Knowledge....................................................................................5.04(a)
Cost to Cure ..............................................................................................2.01(d)
CS Agreements.............................................................................................Recitals
Cure Choice Notice.........................................................................................2.01(c)
Debt Releases..............................................................................................1.05(a)
Defect.....................................................................................................2.01(c)
Defect Property............................................................................................2.01(c)
Defects Notice.............................................................................................2.01(c)
Defect Substitution Event..................................................................................2.01(e)
Defect Threshold...........................................................................................2.01(c)
Defect Threshold Deadline..................................................................................2.01(c)
Defect Threshold Termination Right.........................................................................2.01(c)
DYNA Models................................................................................................2.01(f)
Election to Defend.........................................................................................5.05(d)
Entity Transfer..............................................................................................19.01


                                     -3-


Defined Term                                                                                               Section
------------                                                                                               -------


Environmental Insurance Policy................................................................................7.11
Environmental Reports......................................................................................5.01(k)
Excluded Properties..........................................................................................18.01
Excluded Personal Property ...................................................................................1.02
Excluded Property License Agreements..........................................................................1.02
Existing Debt..............................................................................................1.05(b)
Failed Closing Condition Property.........................................................................10.03(a)
Final Closing Statement......................................................................................13.06
Free Rent Period..........................................................................................13.03(f)
Ground Leases..............................................................................................5.01(g)
Identified Debt............................................................................................1.05(b)
Identified Debt Properties.................................................................................1.05(b)
Interests..................................................................................................3.01(a)
Landlord Estoppel.............................................................................................7.06
Loans......................................................................................................1.05(b)
Loan Properties...............................................................................................7.05
Leases.....................................................................................................5.01(f)
LLC Agreement.............................................................................................Recitals
Losses.....................................................................................................5.05(a)
Major Tenants..............................................................................................5.01(f)
Manager...................................................................................................Recitals
Material Service Contracts.................................................................................5.01(i)
Mortgages..................................................................................................1.05(b)
Mortgage Loan Application..................................................................................1.05(b)
Must Removes...............................................................................................2.01(a)
Notice.......................................................................................................16.01
Option Agreement..........................................................................................11.01(w)
Owner Operating Partnership...............................................................................Preamble
Payoff Debt................................................................................................1.05(b)
Permitted Debt Consents....................................................................................1.05(a)
Permitted Debt.............................................................................................1.05(b)
Permitted Debt Loan Documents............................................................................. 5.01(q)
Permitted Debt Properties..................................................................................1.05(b)
Permitted Debt Holders.....................................................................................1.05(b)
Permitted Exceptions.......................................................................................2.01(a)
Post-Closing Adjustment Period...............................................................................13.06
Portfolio Services Agreements.............................................................................Recitals
Promissory Notes...........................................................................................1.05(b)
Property......................................................................................................1.01
Property Management Agreements............................................................................Recitals
Property Services Agreements..............................................................................Recitals
Properties.................................................................................................1.01(c)
RAML......................................................................................................Recitals
Real Properties............................................................................................1.01(c)
REIT......................................................................................................Preamble
RE Trigger Event .............................................................................................1.08
Relevant Contributee(s)...................................................................................Recitals
Rent Credit...............................................................................................13.03(f)


                                     -4-


Defined Term                                                                                               Section
------------                                                                                               -------


Rent Rolls.................................................................................................5.01(e)
Rep Survival Period........................................................................................5.04(a)
Required Consents.............................................................................................7.07
Required Forms............................................................................................11.01(t)
Responsible Entity........................................................................................Recitals
Review Materials..............................................................................................1.03
Searches...................................................................................................2.01(a)
Securities Act.............................................................................................5.01(t)
Service Contracts..........................................................................................5.01(i)
Services Agreement........................................................................................Recitals
Interests..................................................................................................3.01(a)
SPE Entities..............................................................................................Recitals
Special Indemnification Matters ...........................................................................5.05(a)
Subsidiaries..............................................................................................Preamble
Substitute Ground Lessor Estoppel ..............................................................................7.06
Substitute Property........................................................................................2.01(f)
Survey.....................................................................................................2.01(b)
Surveys....................................................................................................2.01(b)
Surviving Obligations.........................................................................................1.06
Synapse Lease.............................................................................................13.03(f)
Tax Protection Agreement..................................................................................Recitals
Tenant Estoppels..............................................................................................7.05
Third Party Claim..........................................................................................5.05(d)
Title Cap..................................................................................................2.01(a)
Title Commitments..........................................................................................2.01(a)
Title Company..............................................................................................2.01(a)
Title Policies.............................................................................................2.01(a)
Total Consideration........................................................................................3.01(c)
Tranche 1 Permitted Debt...................................................................................3.01(a)
Tranche 1 Cash Portion of the Sales Price..................................................................3.01(a)
Tranche 1 Closing.............................................................................................4.01
Tranche 1 Closing Date........................................................................................4.01
Tranche 1 Closing Deadline....................................................................................4.01
Tranche 1 Contributed Equity Value.........................................................................3.01(a)
Tranche 1 Consideration....................................................................................3.01(a)
Tranche 1 Contributed Interests............................................................................1.01(a)
Tranche 1 Non-Cash Portion of Consideration................................................................3.01(a)
Tranche 1 Properties.......................................................................................1.01(a)
Tranche 1 Real Properties .................................................................................1.01(a)
Tranche 2 Permitted Debt...................................................................................3.01(b)
Tranche 2 Cash Portion of the Sales Price..................................................................3.02(b)
Tranche 2 Closing.............................................................................................4.02
Tranche 2 Closing Date........................................................................................4.02
Tranche 2 Contributed Equity Value.........................................................................3.01(b)
Tranche 2 Consideration....................................................................................3.01(b)
Tranche 2 Contributed Interests............................................................................1.01(b)
Tranche 2 Non-Cash Portion of Consideration................................................................3.01(b)
Tranche 2 Properties.......................................................................................1.01(b)


                                     -5-


Tranche 2 Real Properties..................................................................................1.01(b)
Tranche 3 Permitted Debt...................................................................................3.01(c)
Tranche 3 Cash Portion of the Sales Price..................................................................3.01(c)
Tranche 3 Closing.............................................................................................4.03
Tranche 3 Closing Date........................................................................................4.03
Tranche 3 Contributed Equity Value.........................................................................3.01(c)
Tranche 3 Consideration....................................................................................3.01(c)
Tranche 3 Contributed Interests............................................................................1.01(c)
Tranche 3 Non-Cash Portion of Consideration................................................................3.01(c)
Tranche 3 Properties.......................................................................................1.01(c)
Tranche 3 Real Properties..................................................................................1.01(c)
Transactions Agreement ...................................................................................11.01(w)
TSSC Threshold...............................................................................................14.03
Underwriting Agreement.......................................................................................18.01
Underwriting Deadline.........................................................................................4.01
Unidentified Debt..........................................................................................1.05(b)
Unidentified Debt Properties...............................................................................1.05(b)

                            CONTRIBUTION AGREEMENT
                            ----------------------

     This CONTRIBUTION AGREEMENT (this "Agreement") dated as of August ___, 2005, among RECKSON OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Owner Operating Partnership"), having an address at 225 Broadhollow Road, Melville, New York 11747, and the various direct and indirect wholly owned or controlled subsidiaries of Owner Operating Partnership set forth on Exhibit A annexed hereto and on the signature pages hereof (collectively, the "Subsidiaries"; the Subsidiaries and Owner Operating Partnership, collectively, "Contributor"), RECKSON AUSTRALIA OPERATING COMPANY LLC, a Delaware limited liability company, having an address at c/o Reckson Management Group, Inc., 225 Broadhollow Road, Suite 212W, Melville, New York 11747, Attn: Francis Sheehan, Fax: 631-622-8994, Telephone: 631-622-6777 (the
"Company") and RECKSON AUSTRALIA LPT CORPORATION, a Maryland corporation (the "REIT"), having an address at c/o Reckson Management Group, Inc., 225 Broadhollow Road, Suite 212W, Melville, New York 11747, Attn: Francis Sheehan,
Fax: 631-622-8994, Telephone: 631-622-6777. Defined terms used herein may be located using the Index of Defined Terms immediately preceding this Preamble.

                                   RECITALS:
                                   ---------

     A. Owner Operating Partnership directly owns, or indirectly owns through its wholly owned Subsidiaries, fee simple interests or ground leasehold interests (as lessee) in the Real Properties (as hereinafter defined) set forth on Exhibit B annexed hereto.

     B. The Company is a subsidiary of the REIT, and was formed for the purpose of acquiring (directly or indirectly) all right, title and interest of Contributor in and to the Real Properties; such acquisition may be effectuated by the acquisition of all of Owner Operating Partnership's right, title and interest in some or all of the Subsidiaries in lieu of the acquisition of the assets of such Subsidiaries, as contemplated by Section 19 hereof.

     C. At each Closing, inter alia, Contributor shall contribute the Properties (as hereinafter defined) to the Company and/or to certain designees of the Company (which designees shall be referred to herein as the "SPE Entities", and which SPE Entities shall be wholly-owned, and to the extent required by any applicable lenders in respect of such SPE Entities, special purpose, subsidiaries of the Company, newly formed prior to each Closing), as applicable, pursuant to the terms of this Agreement and upon the satisfaction of the conditions to each such Closing set forth herein.

     D. Contributor shall receive Interests (as hereinafter defined) in the Company and/or cash proceeds pursuant to terms of this Agreement and the LLC Agreement (as hereinafter defined), as applicable, with respect to the contribution of the applicable Properties to the Company and/or the SPE Entities (the Company and/or the SPE Entities, as the context may require, shall be referred to herein as the "Relevant Contributee")

     E. The parties intend for the foregoing to be accomplished in three closings (such closings are referred to herein as the Tranche 1 Closing, the Tranche 2 Closing and the Tranche 3 Closing, and each may be referred to herein as a "Closing", as such terms are more particularly defined hereinafter), subject to the terms and conditions set forth herein.

     F. At the Tranche 1 Closing, Owner Operating Partnership and the REIT shall enter into that certain Amended and Restated Limited Liability Company Agreement of the Company annexed hereto as Exhibit C (the "LLC Agreement").

     G. At each Closing, (i) Reckson Management Group, Inc., a New York corporation (which is an Affiliate (as defined in the LLC Agreement) of Owner Operating Partnership) or certain Affiliates of Reckson Management Group, Inc. (any of the foregoing, as the context may require, "Manager"), (ii) the Company, and (iii) each Affiliate of the Company that shall be acquiring a Property at such Closing, or, to the extent Contributed Interests are acquired in lieu of any Properties, the Contributed Entity (as hereinafter defined), shall enter into a Property Management and Leasing Agreement, substantially in the form annexed hereto as Exhibit D-1, (collectively, the "Property Management Agreements").

     H. At each Closing, (i) Reckson Construction & Development, LLC, a Delaware limited liability company, or certain Affiliates of Reckson Construction & Development, LLC, (ii) the Company, and (iii) each Affiliate of the Company that shall be acquiring a Property at such Closing, or, to the extent Contributed Interets are acquired in lieu of any Properties, the Contributed Entity, shall enter into a Construction Services Agreement, substantially in the form annexed hereto as Exhibit D-2 (collectively, the "CS Agreements", together with the Property Management Agreements, to be referred to as the "Property Services Agreements").

     I. At the Tranche 1 Closing, Manager and the Company shall enter into that certain Services Agreement substantially in the form annexed hereto as Exhibit D-3 (the "Services Agreement").

     J. At the Tranche 1 Closing, Reckson Australia Asset Manager LLC, a Delaware limited liability company, and the REIT shall enter into that certain Asset Management Agreement substantially in the form annexed hereto as Exhibit D-4 (the "AM Agreement", and together with the Property Services Agreements and the Services Agreement, collectively, the "Portfolio Services Agreements").

     K. On or before the Tranche 1 Closing, Reckson Australia Management Ltd., a corporation organized under the laws of New South Wales, Australia ("RAML") will be the responsible entity (the "Responsible Entity") in respect of Reckson New York Property Trust, an Australian listed property trust (the "Australian Trust").

     L. At the Tranche 1 Closing, Owner Operating Partnership, certain of its affiliates, the Company and the REIT shall enter into that certain Option Agreement (as hereinafter defined).

     M. At or prior to the Tranche 1 Closing, Reckson Australia Management Limited and Citigroup Global Markets Australia Pty Ltd and UBS AG, Australia Branch shall enter into that certain Underwriting Agreement (as hereinafter defined).

     N. In connection with the financing of the acquisition of the Properties and Contributed Interests, as more particularly described herein, the parties desire for Contributor to enter into certain Identified Debt (as hereinafter defined) with UBS Real Estate Investments Inc. and/or other lenders, which Identified Debt is intended to encumber certain of the Tranche 1 Properties on or before the Tranche 1 Closing and certain of the Tranche 3 Properties on or before the Tranche 3 Closing, and the applicable Properties are intended to be transferred subject to such Identified Debt. Some of the Properties not encumbered by Identified Debt may be transferred at the applicable Closing subject to the Assumed Existing Debt (as hereinafter defined) currently encumbering such Properties (subject to consent of the applicable lender and other conditions set forth herein), and some of the Properties not encumbered by Identified Debt or Existing Assumption Debt may be transferred subject to Unidentified Debt (as hereinafter defined) agreed upon by the parties subsequent to the date hereof and prior to the applicable Closing.

     O. At the Tranche 1 Closing, Owner Operating Partnership, the Relevant Contributee, the Company and the REIT shall enter into that certain Tax Protection Agreement in the form annexed hereto as Exhibit M (the "Tax Protection Agreement").

     NOW THEREFORE, in consideration of the terms and conditions contained in this Agreement, the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Properties to be Contributed; Permitted Debt; Responsible Entity Termination; Trigger Events; Schedules

     1.01. Transfer of Properties. At each Closing, Contributor shall contribute either the relevant Properties or the Contributed Interests to the Relevant Contributee, subject in each case to any Permitted Debt permitted by this Agreement to encumber such Properties, as described below:

          (a) Tranche 1 Properties. At the Tranche 1 Closing, Contributor shall contribute, assign, transfer and deliver to the Relevant Contributee, and the Relevant Contributee shall receive from Contributor, upon the terms and conditions set forth in this Agreement, either or both of (i) fee simple and/or leasehold interests in and to the Properties set forth on Schedule 1.01(a) annexed hereto (the "Tranche 1 Real Properties"), and all right, title and interest of Contributor in and to the fixtures, equipment and other property attached or appurtenant to the Tranche 1 Real Properties or (ii) Contributed Interests in the Contributed Entities that own such Tranche 1 Real Properties (the "Tranche 1 Contributed Interests"; the Tranche 1 Real Properties, together with the Tranche 1 Contributed Interests, the "Tranche 1 Properties", it being acknowledged and agreed that references in this Agreement to the Tranche 1 Properties shall be deemed references to either or both of the Tranche 1 Real Properties or the Tranche 1 Contributed Interests, as the context may require); in exchange for the Tranche 1 Consideration that is allocated among such Tranche 1 Properties as described in Section 3 of this Agreement.

          (b) Tranche 2 Properties. At the Tranche 2 Closing, Contributor shall contribute, assign, transfer and deliver to the Relevant Contributee, and the Relevant Contributee shall receive from Contributor, upon the terms and conditions set forth in this Agreement, either or both of (i) fee simple and/or leasehold interests in and to the Properties set forth on Schedule 1.01(b) annexed hereto (the "Tranche 2 Real Properties"), and all right, title and interest of Contributor in and to the fixtures, equipment and other property attached or appurtenant to the Tranche 2 Real Properties or (ii) Contributed Interests in the Contributed Entities that own such Tranche 2 Real Properties (the "Tranche 2 Contributed Interests"; the Tranche 2 Real Properties, together with the Tranche 2 Contributed Interests, the "Tranche 2 Properties", it being acknowledged and agreed that references in this Agreement to the Tranche 2 Properties shall be deemed references to either or both of the Tranche 2 Real Properties or the Tranche 2 Contributed Interests, as the context may require); in exchange for the Tranche 2 Consideration that is allocated among such Tranche 2 Properties as described in Section 3 of this Agreement.

          (c) Tranche 3 Properties. At the Tranche 3 Closing, Contributor shall contribute, assign, transfer and deliver to the Relevant Contributee, and the Relevant Contributee shall receive from Contributor, upon the terms and conditions set forth in this Agreement, either or both of (i) fee simple and/or leasehold interests in and to the Properties set forth on Schedule 1.01(c) annexed hereto (the "Tranche 3 Real Properties", together with the Tranche 1 Real Properties and the Tranche 2 Real Properties, the "Real Properties"), and all right, title and interest of Contributor in and to the fixtures, equipment and other property attached or appurtenant to the Tranche 3 Real Properties or (ii) Contributed Interests in the Contributed Entities that own such Tranche 3 Real Properties (the "Tranche 3 Contributed Interests", and together with the Tranche 1 Contributed Interests and the Tranche 2 Contributed Interests, the "Contributed Interests"; the Tranche 3 Real Properties, together with the Tranche 3 Contributed

Interests, the "Tranche 3 Properties", it being acknowledged and agreed that references in this Agreement to the Tranche 3 Properties shall be deemed references to either or both of the Tranche 3 Real Properties or the Tranche 3 Contributed Interests, as the context may require; the Real Properties, together with the Contributed Interests, the "Properties"); in exchange for the Tranche 3 Consideration that is allocated among such Tranche 3 Properties as described in Section 3 of this Agreement.

     1.02. Additional Components of Properties; Excluded Property. For purposes of this Agreement, the term "Real Properties" shall also include, without limitation, all right, title and interest of Contributor in and to any easements, rights of way, strips, gores, privileges, licenses, appurtenants and other rights, benefits and interests, appurtenant thereto, including, without limitation, all right, title and interest of Contributor in and to any streets or other public ways adjacent to the Real Properties and any water, sewer, utility district or mineral rights owned by, or leased to, Contributor, all improvements located on each Real Property and all structures, systems and utilities utilized by Contributor with respect to such Real Properties exclusively (but excluding any improvements owned by tenants under any Leases at the Real Properties, except any improvements owned by Contributor or to which Contributor has rights under any Ground Lease), all tangible personal property owned by Contributor and located on the land or used in connection with each Real Property and all of Contributor's right, title and interest in and to all Leases, Ground Leases, all security deposits given under all Leases, the Ground Leases and all Service Contracts and other agreements to the extent any adjustments are made pursuant to Section 13.01. Notwithstanding anything to the contrary in this Agreement, the property described on Schedule
1.02 annexed hereto and made a part hereof (the "Excluded Personal Property") shall not be included in the Properties subject to transfer pursuant to this Agreement, nor shall the Excluded Personal Property be subject to transfer by operation of law or otherwise in connection with transfer of Contributed Interests under this Agreement. The parties acknowledge and agree that, at each relevant Closing, Contributor and the Relevant Contributee(s) shall enter into license agreements ("Excluded Property License Agreements") in the form annexed hereto as Exhibit K and made a part hereof with respect to certain Excluded Personal Property described on Schedule 1.02.

     1.03. Review Materials. Contributor has made available to the Company true, correct and complete copies of the Title Commitments, the Searches, the Surveys, the Leases, Ground Leases, the Environmental Reports, the Continuing Loan Documents, any engineering reports and appraisals ordered by Contributor for the Company (together with any other materials reasonably requested by the Company, collectively, the "Review Materials"). The Review Materials and any other materials, reports, surveys, books and records examined by or on behalf of the Company pursuant to this Agreement shall: (i) be held in strict confidence by the Company, (ii) not be used for any purpose other than the investigation and evaluation of the Properties by the Company and its lenders, attorneys, financial advisors, investors, accountants, partners, members, directors, officers, employees, agents, engineers and consultants involved or likely to be involved in this transaction (collectively, the "Agents"), and
(iii) not to be disclosed, divulged or otherwise furnished to any other person or entity prior to the Closing except to the Agents, as otherwise contemplated herein, or as permitted by Contributor, or as required by law, regulation or court order. If this Agreement is terminated for any reason whatsoever, the Company shall, at its option, destroy or return to Contributor all of the Review Materials in the possession of the Company and the Agents. The provisions of this Section shall survive the termination of this Agreement.

     1.04. Due Diligence. The Company acknowledges that, prior to the execution of this Agreement, it has been permitted to make a complete review, evaluation and inspection of the Real Properties and has completed all due diligence deemed desirable by the Company with respect to the Real Properties. To the extent not already delivered, copies of all other environmental, appraisals, engineering or any other third party reports prepared by or on behalf of the Company with respect to the Properties shall be provided promptly to Contributor and such reports shall be held subject to the second sentence of Section 1.03. Subject to Section 9.01, the Company shall have no further right to inspect the Real

Properties or to conduct any testing in respect thereof unless approved in writing by Contributor, such approval not to be unreasonably withheld, delayed or conditioned. The Company acknowledges that it has entered into this Agreement with the intention of making and relying solely upon its investigation of the physical, environmental, economic and legal condition of the Real Properties and that it is not relying upon any representation or warranty of Contributor or any agent, employee, representative or Affiliate of Contributor, other than those specifically set forth herein. The Company further acknowledges that it has not received from Contributor any accounting, tax, legal, architectural, engineering, environmental property management or other advice with respect to the transactions contemplated hereby and that, except as otherwise expressly provided herein, the Company is relying solely upon the advice of its own accounting, tax, legal, architectural, engineering, environmental, property management and other advisors.

     1.05. Requests for Estoppels and Consents; Certain Provisions Regarding
Debt.

          (a) Tenant Estoppels; Landlord Estoppels; Consents; Debt Releases. Prior to each applicable Closing Date, with respect to the Tranche 1 Properties, the Tranche 2 Properties and the Tranche 3 Properties, Contributor shall submit (i) written requests for Tenant Estoppels to all tenants of the applicable Properties, (ii) written requests for Landlord Estoppels to all ground lessors under the applicable Ground Leases, (iii) written requests for consents to the appropriate party in accordance with Section 7.07, (iv) written requests for approval (the "Permitted Debt Consents") of the assumption of the Permitted Debt (as defined hereinafter) from the Permitted Debt Holders (as defined hereinafter) and (v) a release or releases (the "Debt Releases") from the applicable lenders releasing Contributor and its Affiliates from all liability arising from and after the applicable Closing under any and all debt documents related to the Permitted Debt. Contributor shall use commercially reasonable efforts to procure the Debt Releases prior to the applicable Closing and to include pre-approval of such Debt Releases in the relevant Permitted Debt Loan Documents (as hereinafter defined).

          (b) Certain Provisions Regarding Debt.

               (i) General. Schedule 1.05(b)(i) annexed hereto lists (i) the Real Properties that are encumbered by debt as of the date hereof and the corresponding debt obligations (such debt, the "Existing Debt"), including the principal amounts of Existing Debt outstanding as of the date hereof and a designation of such Existing Debt as the parties intend to be either (x) satisfied at each applicable Closing (the "Payoff Debt"), or (y) assumed by the Company, and/or the Relevant Contributee, as indicated on Schedule 1.05(b)(i) (the "Assumed Existing Debt") at each applicable Closing, and, in connection with the Real Properties subject to Assumed Existing Debt (collectively, the "Assumed Existing Debt Properties"), a designation of the lenders (the "Assumed Existing Debt Holders") that are holders of promissory notes ("Promissory Notes") made in connection with loans ("Loans") secured by mortgages or deeds of trust ("Mortgages") encumbering the Assumed Existing Debt Properties, (ii) the Real Properties that the parties intend to be encumbered (the "Identified Debt Properties") prior to the applicable Closing with the approximately $248,000,000 of fixed rate debt (the "Identified Debt") contemplated by that certain Mortgage Loan Application attached hereto as Exhibit J (the "Mortgage Loan Application"), and (iii) to the extent currently identifiable by the parties, the approximately $72,000,000 of floating rate debt and any other debt (the "Unidentified Debt") and corresponding Tranche 1 Real Properties and Tranche 2 Real Properties and other Real Properties (the "Unidentified Debt Properties") intended to be encumbered by such Unidentified Debt at or prior to the Tranche 2 Closing and the principal amount(s) thereof. "Permitted Debt" shall mean the Assumed Existing Debt, Identified Debt and Unidentified Debt to be assumed at the relevant Closing. "Permitted Debt Properties" shall mean the Assumed Existing Debt Properties, the Identified Debt Properties and the Unidentified Debt Properties. "Permitted Debt Holders" shall mean all holders of Promissory Notes made in connection with Permitted Debt Loans.

          (c) Negotiation and Approval of Loan Documentation. The Company and the Relevant Contributees acknowledge and agree that Contributor shall have the exclusive right (but in consultation with the Company and the other Relevant Contributees) to negotiate the terms of the Identified Debt (subject to the terms and conditions set forth in the Mortgage Loan Application) and the Unidentified Debt, as well as the related loan documentation, with the applicable lenders. The Contributor may present drafts of term sheets and related loan documentation to the Company and the other Relevant Contributees from time to time for review and approval, which approval shall not be unreasonably withheld, conditioned or delayed, and the Company and the other Relevant Contributees shall notify Contributor within five (5) Business Days of approval or disapproval of the relevant matters, provided that failure of the Company and the other Relevant Contributees to notify Contributor of disapproval of any such matter within such time period shall be deemed approval of such matter. Any such matter that is approved or deemed to be approved shall not be the subject of further review by the Company and the other Relevant Contributees absent material changes to such matters or material changes to other portions of the documentation that materially affect such matters. If any matter is disapproved in accordance with the foregoing, the parties shall reasonably cooperate in good faith to resolve such dispute, but failure to resolve such dispute shall not affect the obligations of the parties under this Agreement. The Company and the other Relevant Contributees hereby approve the terms of the Mortgage Loan Application. The parties acknowledge and agree that any Identified Debt or Unidentified Debt negotiated under this Section 1.05(c) shall include appropriate Debt Releases, if applicable.

          (d) Approval of Debt; Effect Thereof. The parties acknowledge and agree that, upon written notification by the Relevant Contributees to Contributor that the Relevant Contributees approve of all of the final terms and final related loan documentation ("Approved Loan Documentation"), the definitions of Sections 1.05(b) and 1.05(d) shall be deemed modified, if necessary, to reflect the effect of such approved Identified and Unidentified Debt on the Permitted Debt, and each of the parties shall, at the request of any of the others, execute a reasonable amendment to this Agreement clarifying the foregoing (including, if necessary, a description of any Existing Debt or other Permitted Debt to be refinanced in connection with such Identified and Unidentified Debt). The parties agree that, as may have been approved in respect of such Permitted Debt in accordance with the foregoing, at Contributor's option, either (x) at or prior to the applicable Closing, Contributor shall enter into the Approved Loan Documentation and the Relevant Contributees shall assume the relevant Identified Debt and Unidentified Debt at such Closing in accordance with, and subject to, the terms and conditions of this Agreement, or (y) at the applicable Closing, the Relevant Contributees shall execute and deliver the Approved Loan Documentation.

     1.06. Termination; Surviving Obligations. In the event that any express provision of this Agreement gives any party the right to terminate this Agreement, such party shall notify the other parties in writing of such termination, and upon delivery of such notice this Agreement shall be terminated and neither Contributor, the Company, nor the REIT shall have any further liability to the other hereunder, except with respect to the covenants and indemnities explicitly stated to survive termination of this Agreement, including, without limitation, those contained in Section 1.03, Section 2.01(e), Section 5.01, Section 6.01, Section 6.03, Section 7.09, Section 13.02, Section 13.04, Section 13.06, Section 14, Section 15 and Section 17, which shall be referred to herein as the "Surviving Obligations".

     1.07. Reallocation of Properties and Contributed Interests Among Tranches; Exclusion of Properties and Contributed Interests.

          (a) Reallocation. The parties acknowledge and agree that Contributor may, with the consent of the Relevant Contributees, which consent shall not be unreasonably withheld, delayed or conditioned, reallocate the Properties (and applicable Contributed Interests) scheduled to be contributed at each Closing among Tranche 1 Properties, the Tranche 2 Properties and the Tranche 3 Properties, and the parties agree to revise the relevant schedules of this Agreement accordingly in order to reflect any changes to the allocations of the Total Consideration and the Properties (and applicable Contributed Interests) among such Tranches.

          (b) Exclusion. For purposes of clarity, in addition to the aforementioned right to reallocate the distribution of Properties among Tranches, Contributor shall have the right to exclude Properties pursuant to
Section 18 of this Agreement in connection with like-kind exchanges of the Excluded Properties (as hereinafter defined). If Properties are excluded from this Agreement pursuant to Section 18, then the Cap shall be proportionately reduced by the value of such Excluded Property relative to the value of the remaining Properties (but the Basket shall not be reduced or increased as a result of such exclusion).

     1.08. Responsible Entity Termination Trigger Event. Notwithstanding anything herein to the contrary, in the event that Reckson Australia Management Ltd. (or any successor to Reckson Australia Management Ltd. that shall be a controlled Affiliate of Owner Operating Partnership) is terminated or otherwise removed or retired as the Responsible Entity for any reason (an "RE Trigger Event"), then Owner Operating Partnership may, at its option and in its sole discretion, elect to terminate this Agreement in its entirety, subject to the Surviving Obligations.

     1.09. Revisions to Schedules. The parties acknowledge and agree that, as of the date hereof, certain schedules of this Agreement describing and allocating the consideration are in a preliminary form or, due to the nature of such schedules, it is impossible or unduly burdensome to continuously update such schedules. The parties will use commercially reasonable efforts to agree upon final forms of each schedule prior to the applicable Closing, using good faith efforts to conform such schedules to such parties' expectations as contemplated in the relevant DYNA Models, the PDS and other transaction documents (it being acknowledged and agreed that, to the extent necessary or desirable for the exercise of for the proper exercise of any right granted to the parties hereunder, such schedules will be finalized in a timely manner to permit the relevant party to exercise such right in an informed manner, and the relevant time periods for exercise of such rights will be extended on a day for day basis attributable to any delay attributable to the other party, as may be necessary).

     Section 2. Objections to Title

     2.01. (a) Title Commitments; Title Policies; Permitted Exceptions. The Company acknowledges and agrees that it has received copies of ALTA title insurance commitments (together with any updates and endorsements thereto, the "Title Commitments") issued by Commonwealth Land Title Insurance Company and/or First American Title Insurance Company or such other reputable title insurance companies designated by Contributor which is licensed to do business in the states where the Properties are located (collectively, the "Title Company") in respect of all of the Properties on or prior to the date hereof. The title insurance policies to be issued at each Closing by Title Company pursuant to the Title Commitments shall be standard forms of owner's policies (ALTA Form 1992 or later), in jurisdictions where such forms of policy are available, in the collective amount of the Tranche 1 Consideration, Tranche 2 Consideration and Tranche 3 Consideration, as applicable, allocated to the relevant Properties as the Company shall require at each Closing, and shall contain such endorsements (including non-imputation), affirmative coverages and reinsurance and/or co-insurance as the Company shall reasonably require (collectively, the "Title Policies"). Each Title Policy shall insure (in the policy amount set forth therein) that the Company or applicable Subsidiary listed in such policy holds fee or leasehold title to such Property, as applicable, as of the applicable Closing Date, subject only to, with respect to such Property, (i) the exceptions contained in the applicable Title Commitment as of the date hereof (except for any "standard" or "general" exceptions, which shall be removed by satisfactory title affidavit from Contributor), (ii) any matters affecting title created before or after the date hereof by or with the written consent of the Relevant Contributees, (iii) any other title or survey matters which arise after the date hereof that either are not objected to in writing by the Company pursuant to Section 2.01(c) hereof, or, if objected to in writing by the Company pursuant to Section 2.01(c) hereof, are those (A) which Contributor has elected in writing not to remove or cure (which shall be a matter within Contributor's sole discretion, excepting solely as to Must Removes (as defined below), or has been unable to remove or cure prior to the Closing Date (excepting Must Removes), and, in each case, subject to which the Company has elected in writing to accept as Permitted Exceptions, (B) over which the Title Company is willing to insure or provide affirmative insurance (at no cost or expense to the Relevant Contributees), or (C) which are the responsibility of any tenant under the Leases to cure, correct or remove including, without limitation, Leases executed in accordance with the terms of Section 7, and
(iv) any other matters to which the Relevant Contributees are required to accept title to the Properties pursuant to the terms of this Agreement, (clauses (i) through (iv), collectively, the "Permitted Exceptions"), and (v) with respect to all Properties, otherwise free and clear of all standard or general exceptions contained in the Title Commitments which the Title Company is permitted by applicable law to remove upon delivery of the Surveys and customary title affidavits from Contributor. Contributor shall cause the Title Policies to be issued to the Relevant Contributees at the applicable Closing. The Company has ordered, at Company's expense, customary UCC, judgment, lien and bankruptcy searches against Contributor and the Properties (as applicable) (together with any updates thereto, collectively, the "Searches"). Notwithstanding anything contained herein to the contrary, the following shall not be deemed "Permitted Exceptions" (collectively, the "Must Removes"): (X) other than the liens representing the Permitted Debt, any monetary liens voluntarily created by Contributor including, without limitation, any mortgage, lien, pledge, encumbrance or exception to title against such Property (whether such Property consists of Contributed Interests or Real Property) created by the voluntary action of Contributor or its Affiliates against or affecting such Property that can be removed or cured by payment of a liquidated sum of money and (Y) any judgment, fines penalties or other involuntary liens affecting such Property if and to the extent that the aggregate cost of satisfying the claims secured by such liens is less than (i) Twenty-Five Thousand ($25,000) Dollars per Property and (ii) the aggregate of Five Hundred Thousand ($500,000) Dollars for all Properties per Tranche (as applicable, the "Title Cap").

          (b) Surveys. The Relevant Contributee(s) acknowledge and agree that on or prior to the date hereof they have received copies of updated surveys of each of the Properties in form and substance satisfactory to the Relevant Contributee(s) (the "Surveys", and each, a "Survey"), certified to the Company, the Relevant Contributees and the Title Company.

          (c) Defects. Subject to Section 2.01(e), with respect to (i) any new matters raised by the Title Company after the date hereof as an additional exception in any Title Commitment or (ii) such new matters as may be disclosed by updates to any Survey or the Searches and, in the case of clauses (i) and
(ii), which (x) have a material adverse effect on the use, utility or value of the Property or the use, utility or value of the Contributed Interests, and
(y) are not otherwise Permitted Exceptions (each a "Defect"), within five (5) Business Days after the Company receives written notification thereof, the Company shall give written notification(s) to Contributor (each such notification, a "Defects Notice") of any objections the Company may have to such Defect. Contributor shall elect, by written notice (each such notice, a "Cure Choice Notice") within seven (7) Business Days after receipt of a Defects Notice (it being agreed that failure to provide notice of such election within such period shall be deemed refusal to cure such Defect to the Relevant Contributees), to either cure or refuse to cure any such Defect with regard to any Property. If Contributor elects to cure such Defect in accordance with the foregoing, such Defect shall be deemed a "Must Remove" under this Agreement. If the Contributor does not elect to cure such Defect in accordance with the foregoing, the Company shall notify Contributor within five (5) Business Days (the expiration date of such five (5) Business Day period, the "Defect Threshold Deadline") after expiration of such seven (7) day period whether it shall (i) terminate this Agreement in its entirety, subject to the Surviving Obligations, provided that the Relevant Contributees shall not have the right to terminate this Agreement pursuant to this clause (i) until the Relevant Contributees shall have terminated this Agreement pursuant to the following clause (ii) with respect to one or more Properties, the individual or aggregate value of which (based conclusively on the Total Consideration allocated to such Property or Properties as set forth on the relevant schedules), is greater than or equal to fifteen percent (15%) of the Total Consideration as of the date hereof (such threshold, the "Defect Threshold"), or (ii) terminate this Agreement with respect to the affected Property (each such affected Property as to which this Agreement is terminated, a "Defect Property") only (in which event (x) this Agreement shall, without further action of the parties, be deemed to have been automatically and ipso facto amended so as to eliminate such Property, (y) the applicable Tranche 1 Consideration, Tranche 2 Consideration or Tranche 3 Consideration shall be reduced by the portion thereof allocated to such Property, and the Cap shall be proportionately reduced (but the Basket shall not be reduced as a result of such elimination), and (z) this Agreement shall otherwise remain in full force and effect); it being agreed that failure to provide notice of such election within such response time period shall be deemed an election to proceed with the transactions contemplated in this Agreement, subject to the terms and conditions of this Agreement, without terminating this Agreement with respect to any such affected Property, provided that the foregoing shall not be construed as a waiver of any subsequent termination rights that may be available to the Relevant Contributees under this Section 2.01(c). If the Defect Threshold is reached, then Contributor shall have the right ("Defect Threshold Termination Right") to terminate this Agreement in its entirety by written notice to the Relevant Contributees on or before the Defect Threshold Deadline; failure to exercise the Defect Threshold Termination Right in accordance with the foregoing shall be deemed an election by Contributor to proceed with the transactions contemplated in this Agreement, subject to reinstatement of the Defect Threshold Termination Right at such time as further Defects aggregating, together with previously discovered Defects, in excess of the Defect Threshold may be revealed in accordance with the foregoing. Each Defect Property not replaced with a Substitute Property shall become an "Option Property" under the Option Agreement, and shall be subject to the terms and conditions of the Option Agreement.

          (d) Cure of Defects. Contributor shall have the right, but not the obligation, to cure any such Defect within fifteen (15) Business Days after its receipt of the Defect Notice, or in the case of any Defect which cannot with due diligence be cured within such fifteen (15) Business Day period, such later date by which such Defect can reasonably be cured, provided that Contributor commences to cure such Defect within such fifteen (15) Business Day period and thereafter continues diligently and in good faith to cure the Defect, provided, further, that Contributor's right to cure any Defect in accordance with the foregoing provisions is subject to compliance with the provisions of Section 2.01(c) of this Agreement applicable to Cure Choice Notices. In the event that Contributor elects not to cure any such Defect or is unable to effect such cure prior to the applicable Closing, the Company shall have the remedies provided in Section 2.01(c), this Section 2.01(d) and
Section 14 hereof. Notwithstanding anything to the contrary contained in this Agreement, Contributor shall have no obligation to cure any Permitted Exceptions and Defects (other than the Must Removes) and shall only have the obligation to cure the Must Removes. If Contributor fails to cure any Defects other than the Must Removes, or if by the expiration of the cure period provided for above, Contributor has failed to cure all Defects (other than the Must Removes), the Company shall nonetheless be obligated to proceed to close subject to any such Defects. In such event, at the Company's sole election,
(a) the Company shall deduct from the applicable Tranche 1 Consideration, Tranche 2 Consideration or Tranche 3 Consideration with respect to such Property the cost to cure ("Cost to Cure") such Defect as mutually agreed to by the Company and Contributor in their commercially reasonable discretion (it being acknowledged and agreed that, in the event that the Total Consideration allocated to such Property consists of both Contributed Equity Value and Cash Portion of Sales Price, such deduction shall be allocated to the Cash Portion of Sales Price with respect to such Property, provided, however, that if the Cost to Cure exceeds the Cash Portion of Sales Price in respect of such Property, the Relevant Contributees may allocate such deduction to the Cash Portion of Sales Price applicable to any other Properties), or (b) Contributor shall place into escrow with the Title Company, pursuant to an escrow agreement in a form mutually agreed to by the parties, the cost to cure such Defect as mutually agreed to by the Company and Contributor in their commercially reasonable discretion; provided, however, that in no event shall the amount of such deduction or such escrow, together with all amounts paid by Contributor to cure Defects (other than the Must Removes) exceed (i) the portion of the Total Consideration allocated to such Property, with respect to any individual Property, or (ii) the Title Cap, in the aggregate. In no event shall an amount so deducted or escrowed reduce the amount available under the Title Cap; provided, however, that in the event that the subject Defect constitutes a Breach of the representations and warranties contained in
Section 5.01(i) or Section 5.01(o), the Company shall not be entitled to indemnification with respect thereto pursuant to Section 5.05(a), to the extent of amounts in escrow or paid in accordance with this Section 2.01(d). Contributor shall satisfy any Must Removes of record or, as an alternative to causing such Must Removes to be satisfied of record and provided that the Title Company agrees to omit such Must Remove(s) from the Title Policies: (i) bond or cause to be bonded such Must Remove(s), (ii) deliver or cause to be delivered to the Title Company, on the date of the Closing, instruments in recordable form and sufficient to satisfy such Must Remove(s) of record, together with the appropriate recording or filing costs, or (iii) deposit or cause to be deposited with the Title Company sufficient monies, acceptable to and reasonably requested by the Title Company, to assure the obtaining and recording of a satisfaction of the Must Remove(s). With respect to (a) any condition or state of facts that is set forth on any Title Commitment, Survey or Search as of date hereof or (b) any Defect (other than the Must Removes) for which the Company fails to deliver a Defect Notice thereof in accordance with this Agreement, such Defect or Defect, as the case may be, shall be deemed approved by the Company and shall constitute a Permitted Exception hereunder, and the Company shall be obligated to close without further deduction from the applicable Total Consideration with respect to any such items. In the event that any of the foregoing time periods applicable to the Relevant Contributees responses to various notices would otherwise extend beyond the applicable Closing Date, the Closing Date shall, at the request of the Relevant Contributees, be extended on a day for day basis in respect of such time period.

          (e) Substitute Properties In Connection With Title Defects. Notwithstanding anything to the contrary contained herein, in the event that any Defect that Contributor intended or is otherwise obligated to cure hereunder has not been cured as of the applicable Closing Date with respect to the applicable Property in accordance with Section 2.01(c) or Section 2.01(d), such event shall constitute a "Defect Substitution Event" for the purposes of this Agreement.

          (f) Substitution Procedures. If any of (x) a Defect Substitution Event, (y) a CC Substitution Event (as hereinafter defined) or (z) a Closing Condition Substitution Event (as hereinafter defined) occurs from time to time, Contributor may in its sole and absolute discretion elect (with respect to a Defect Substitution Event or a Closing Condition Substitution Event, at any time at or prior to the applicable Closing; with respect to a CC Substitution Event, within ten (10) Business Days of delivering notice of such CC Substitution Event) to retain its interests in such affected Property or Properties (individually or collectively, as the context may require, the "Affected Property") (for purposes of clarity, notwithstanding anything to the contrary, one Substitute Property may replace more than one Affected Property if the value of the Substitute Property is greater than or equal to such replaced Properties) and, in lieu of transferring such interests to the Company at the applicable Closing, as may be otherwise required by this Agreement, Contributor shall deliver to the Company fee simple title (or Contributed Interests, as applicable) with respect to a Substitute Property, pursuant to the same terms of this Agreement applicable to any other Property, provided that in the event that title to the Substitute Property is delivered to the Relevant Contributee in accordance with the foregoing, the Company shall obtain the prior approval of any lender of the Company to release any mortgage or other lien held by such lender on the Substitute Property in exchange for a lien on the Property originally required to be delivered at the applicable Closing Date once such Defect is cured. If the applicable lender does not agree to release such mortgage or other lien, such mortgage or lien shall, at the sole cost and expense of Contributor, be prepaid in respect of such Substitute Property. For purposes of this Agreement, "Substitute Property" shall mean a property in the New York tri-state area (v) with a value, mutually agreed upon by Contributor and the Relevant Contributees, that is equal to or greater than that of the Affected Property affected or subject to the applicable Defect Substitution Event, CC Substitution Event or Closing Condition Event, (w) generally consistent with the Properties, (x) having income equal or greater to the amount set forth in the DYNA Model with respect to such Affected Property, (y) having leases that otherwise comply with the applicable DYNA Model, and (z) otherwise acceptable to any lender (including Permitted Debt Holders) of the Company providing financing with respect to such Affected Property. Contributor shall bear the costs and expenses of all appraisals required by the foregoing. If such Substitute Property has a greater value than the value of the Affected Property, the Total Consideration (and appropriate components thereof) shall be increased accordingly. For purposes of this Agreement, the term "DYNA Models" shall mean those certain net operating income projections for each of the Properties prepared on behalf of the Company to value the Properties as of the date set forth in the DYNA Models. If Contributor conveys Substitute Property to the Company, in lieu of any Property identified on Exhibit B annexed hereto, Contributor shall have the right to require the Company to acquire such Substitute Property at such time as the conditions set forth in this Agreement with respect to the acquisition of such Property and the applicable Closing have been satisfied. Contributor shall pay all actual out-of-pocket expenses incurred by the Company in connection with Contributor's exercise of its rights pursuant to the immediately preceding sentence. It is acknowledged and agreed that upon substitution of such Substitute Property in accordance with the provisions of this Section 2.01(f), such substitution shall be deemed to cure the relevant Defect Substitution Event, CC Substitution Event and/or Closing Condition Substitution Event applicable to the Affected Property, and notwithstanding anything to the contrary herein, the Relevant Contributees shall not be permitted to (x) exercise any termination right under this Agreement arising in connection with such Affected Property or (y) to bring any proceeding otherwise permitted under this Agreement in respect of breach of representations and warranties or covenants in respect of the Affected Property. Notwithstanding anything to the contrary in this Agreement, either party shall have the right, by written notice, to extend the applicable Closing (and all subsequent Closings on a day for day basis) for up to fifteen
(15) Business Days in order to effectuate the provisions of this Section 2.01(f). This Section 2.01(f) shall survive the applicable Closing.

     Section 3. Contribution Consideration

     3.01. Consideration.

          (a) Tranche 1 Consideration. Schedule 3.01(a)(i) annexed hereto sets forth (i) the aggregate agreed upon equity value of the Tranche 1 Properties to be contributed at the Tranche 1 Closing (referred to herein as the "Tranche 1 Contributed Equity Value"), (ii) the aggregate principal amount outstanding as of the Tranche 1 Closing Date of the Permitted Debt for such Tranche 1 Properties (such Permitted Debt, the "Tranche 1 Permitted Debt") and (iii) the aggregate agreed upon cash portion of consideration (the "Tranche 1 Cash Portion of the Sales Price") and the aggregate agreed upon non-cash consideration (the "Tranche 1 Non-Cash Portion of Consideration") for the contribution and transfer of each of the Tranche 1 Properties to the Relevant Contributees at the Tranche 1 Closing. The sum of the amounts referenced in clauses (i) and (ii) shall be referred to herein, collectively, as the "Tranche 1 Consideration". Subject to Section 3.02, on the Tranche 1 Closing Date, the Company shall (i) issue non-managing member interests in the Company (the "Interests") to Owner Operating Partnership or, in Contributor's sole and absolute discretion, to the applicable Subsidiary, as to the Tranche 1 Non-Cash Portion of Consideration, if any, as allocated for each Tranche 1 Property and (ii) pay to the Owner Operating Partnership or, in Contributor's sole and absolute discretion, to the applicable Subsidiary the Tranche 1 Cash Portion of the Sales Price, if any.

          (b) Tranche 2 Consideration. Schedule 3.01(b)(i) annexed hereto sets forth (i) the aggregate agreed upon equity value of the Tranche 2 Properties to be contributed at the Tranche 2 Closing (referred to herein as the "Tranche 2 Contributed Equity Value"), (ii) the Permitted Debt for such Tranche 2 Properties as of the Tranche 2 Closing Date (such Permitted Debt, the "Tranche 2 Permitted Debt") and (iii) the aggregate agreed upon cash portion of consideration (the "Tranche 2 Cash Portion of the Sales Price") and the aggregate agreed upon non-cash consideration (the "Tranche 2 Non-Cash Portion of Consideration") for the contribution and transfer of each of the Tranche 2 Properties to the Relevant Contributee(s) at the Tranche 2 Closing. The sum of the amounts referenced in clauses (i) and (ii) shall be referred, collectively, to herein as the "Tranche 2 Consideration". Subject to Section 3.02, on the Tranche 2 Closing Date, the Company shall (i) issue Interests to Owner Operating Partnership or, in Contributor's sole and absolute discretion, to the applicable Subsidiary, as to the Tranche 2 Non-Cash Portion of Consideration, if any, as allocated for each Tranche 2 Property and (ii) pay to the Owner Operating Partnership or, in Contributor's sole and absolute discretion, to the applicable Subsidiary the Tranche 1 Cash Portion of the Sales Price, if any.

          (c) Tranche 3 Consideration. Schedule 3.01(c)(i) annexed hereto sets forth (i) the aggregate agreed upon equity value of the Tranche 3 Properties to be contributed at the Tranche 3 Closing (referred to herein as the "Tranche 3 Contributed Equity Value"), (ii) the Permitted Debt for such Tranche 3 Properties as of the Tranche 3 Closing Date (such Permitted Debt, the "Tranche 3 Permitted Debt") and (iii) the aggregate agreed upon cash portion of consideration (the "Tranche 3 Cash Portion of the Sales Price") and the aggregate agreed upon non-cash consideration (the "Tranche 3 Non-Cash Portion of Consideration") for the contribution and transfer of each of the Tranche 3 Properties to the Relevant Contributee(s) at the Tranche 3 Closing. The sum of the amounts referenced in clauses (i) and (ii) shall be referred to herein, collectively, as the "Tranche 3 Consideration". Subject to Section 3.02, on the Tranche 3 Closing Date, the Company shall (i) issue Interests to Owner Operating Partnership or, in Contributor's sole and absolute discretion, to the applicable Subsidiary, in an amount equal to the Tranche 3 Non-Cash Portion of Consideration, if any, as allocated for each Tranche 3 Property and
(ii) pay to the Owner Operating Partnership or in Contributor's sole and absolute discretion, to the applicable Subsidiary, the Tranche 1 Cash Portion of the Sales Price, if any. The Tranche 1 Consideration, the Tranche 2 Consideration and the Tranche 3 Consideration, collectively, are referred to herein as the "Total Consideration" (it being acknowledged and agreed that the Total Consideration on the date hereof is Four Hundred Fifty Seven Million Five Hundred Thirty One Thousand Two Hundred Thirty Five and 00/100 Dollars ($457,531,235.00)). The Tranche 1 Contributed Equity Value, the Tranche 2 Contributed Equity Value and the Tranche 3 Contributed Equity Value, collectively, are referred to herein as the "Contributed Equity Value". The Tranche 1 Cash Portion of the Sales Price, the Tranche 2 Cash Portion of the Sales Price and the Tranche 3 Cash Portion of the Sales Price, collectively, are referred to herein as the "Cash Portion of the Sales Price".

          (d) De Minimis Consideration; Sales Tax. Contributor and the Company hereby acknowledge and agree that the value of the non-real estate assets associated with the Properties to be contributed and sold to the Relevant Contributee(s) is de minimis and no part of the Contributed Equity Value or Cash Portion of the Sales Price is allocable thereto. Although it is not anticipated that any sales tax shall be due and payable, the Company agrees that the Company shall pay any and all State of New York sales and/or use taxes imposed upon or due in connection with the transactions contemplated hereunder under any applicable laws of New York State. The Company shall file all necessary tax returns with respect to such taxes and, to the extent required by applicable law, Contributor will join in the execution of any such tax returns.

     3.02. Adjustments to Consideration. The amounts set forth in Schedules 3.01(a), 3.01(b) and 3.01(c) shall each be adjusted as of the respective Closing to reflect (i) any adjustments made pursuant to Section 2.01(d),
Section 13, and any other adjustments to the Cash Portion of the Sales Price with respect to any Property (plus or minus) made in accordance with any other term or provision of this Agreement and (ii) any principal payments made on the Permitted Debt after the date hereof for each of the Tranche 1 Closing, Tranche 2 Closing and Tranche 3 Closing, it being understood that any such principal payments shall result in a corresponding increase in the Tranche 1 Contributed Equity Value, the Tranche 2 Contributed Equity Value and the Tranche 3 Contributed Equity Value, as applicable, as allocated for each of the Permitted Debt Properties for which such principal payments are made to the applicable Cash Portion of the Sales Price.

     3.03. Effect of Permitted Debt Holder Refusal of Assumption Consent. If, on or prior to the Tranche 1 Closing, the Tranche 2 Closing or the Tranche 3 Closing, as applicable, one or more of the Permitted Debt Holders refuses to give a Permitted Debt Consent to Contributor and/or refuses to provide a Debt Release, then Contributor shall prepay or if permitted thereby, defease, such Permitted Debt in full on or prior to the applicable Closing, and the applicable Contributed Equity Value for each such Permitted Debt Property so prepaid or defeased shall be increased by the amount of principal, interest and prepayment premiums or penalties payable in respect of the amount so prepaid or defeased, and such increase shall be allocated to the applicable Cash Portion of the Sales Price.

     3.04. Certain Transactions at Closing. At each Closing, upon the consummation of the applicable transactions contemplated herein, the Relevant Contributee(s) shall (i) pay the applicable Cash Portion of the Sales Price (plus or minus net adjustments and prorations pursuant to Section 13) with respect to the Properties to Contributor or such other entity as required to effectuate the transactions contemplated hereby, (ii) issue the applicable Interests with respect to the Properties to Contributor or the applicable Subsidiary, as applicable, and (iii) and the Relevant Contributees shall assume the Permitted Debt (to the extent applicable) in accordance with
Section 3.02.

     3.05. Issuance of Interests In Advance. Notwithstanding the foregoing, the Contributor may elect (the "Aggregate Interests Election"), at or prior to the Tranche 1 Closing, to receive at the Tranche 1 Closing, subject to the terms and conditions of this Agreement, all of the Interests otherwise intended to be issued at each of the Tranche 1 Closing, the Tranche 2 Closing and the Tranche 3 Closing. If the Contributor makes the Aggregate Interests Election, then the Company and the REIT shall cause the Interests to be issued at the Tranche 1 Closing, and notwithstanding anything to the contrary in this Agreement, the Company and the REIT shall have no further obligation under this Agreement to issue Interests at any Closing, and such obligation shall be deemed fulfilled at each relevant Closing. Such Interests transferred in connection with the Tranche 1 Closing shall be transferred subject to the express condition that if any of the Properties or Contributed Interests are not conveyed pursuant to the terms of this Agreement and Contributor has not elected to cure such failure with a Substitute Property in accordance with the terms and provisions of this Agreement, then the Interests shall be reduced or returned by the portion thereof allocated to such Property.

     Section 4. The Closing

     4.01. Tranche 1 Closing. Except as otherwise provided in this Agreement, the contribution of the Tranche 1 Properties and the delivery of the applicable Interests pursuant to this Agreement and the LLC Agreement, payment of the Tranche 1 Cash Portion of Sales Price and assumption of the relevant Permitted Debt, shall be consummated at a closing (the "Tranche 1 Closing") that shall take place at 10:00 a.m. on or about September 30, 2005 (the "Tranche 1 Closing Date") (anticipated to be the date that is four (4) business days after receipt by Australian Trust of that portion of the aggregate subscription price for the initial public offering of units in the Australian Trust which is payable on the closing date of said initial public offering), or such other earlier date as may be agreed to by the parties hereto, and which closing shall be at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, or such other location as the parties may agree upon;

provided; however, that if (i) the Underwriting Agreement is not executed by the parties thereto on or before September 30, 2005 ("Underwriting Deadline") or (ii) the Tranche 1 Closing has not occurred on or before October 31, 2005 (the "Tranche 1 Closing Deadline"), either Contributor or the Company may elect, at its option, to terminate this Agreement by giving the other party written notice of the exercise of such election at any time after the Underwriting Deadline or the Tranche 1 Closing Deadline, as applicable, whereupon this Agreement shall terminate, and neither Contributor nor the Company shall have any further liability to the other hereunder, except for the Surviving Obligations.

     4.02. Tranche 2 Closing. Except as otherwise provided in this Agreement, the contribution of the Tranche 2 Properties and the delivery of the applicable Interests pursuant to this Agreement and the LLC Agreement, payment of the Tranche 2 Cash Portion of Sales Price and assumption of the relevant Permitted Debt, shall be consummated at a closing (the "Tranche 2 Closing") that, subject to the last sentence of Section 7.01, shall take place at 10:00 a.m. on or about January 5, 2006 (the "Tranche 2 Closing Date"), or such other earlier date as may be agreed to by the parties hereto, at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, or such other location as the parties may agree upon.

     4.03. Tranche 3 Closing. Except as otherwise provided in this Agreement, the contribution of the Tranche 3 Properties and the delivery of the applicable Interests pursuant to this Agreement and the LLC Agreement, payment of the Tranche 3 Cash Portion of Sales Price and assumption of the relevant Permitted Debt, shall be consummated at one or more closings (collectively, the "Tranche 3 Closing") that, subject to the last sentence of Section 7.01, shall take place at 10:00 a.m. on or about October 1, 2006 (the "Tranche 3 Closing Date"), or such other earlier or later dates as may be agreed to by the parties hereto, at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, or such other location as the parties may agree upon.

     4.04. Closings. For purpose of this Agreement, the term "Closing" shall mean any of the Tranche 1 Closing, Tranche 2 Closing or Tranche 3 Closing, as the context may require, and the term "Closing Date" shall mean any of the Tranche 1 Closing Date, Tranche 2 Closing Date or Tranche 3 Closing Date, as the context may require.

     4.05. Effect of a Closing Not Occurring. Notwithstanding the foregoing,
(a) if the Tranche 1 Closing does not occur for any reason and this Agreement is terminated in accordance with the terms hereof, then neither Contributor nor the Company shall have any obligation to consummate the Tranche 2 Closing and the Tranche 3 Closing, and (b) if the Tranche 2 Closing does not occur for any reason and this Agreement is terminated in accordance with the terms hereof, then neither Contributor nor Company shall have any obligation to consummate the Tranche 3 Closing. To the extent that such failure to close is a default hereunder, the parties shall be entitled to exercise their respective remedies as expressly provided herein.

     4.06. Dates; Times; Dollars. For purposes of clarity, the parties hereto acknowledge and agree that (x) all references to dates in this Agreement shall be deemed references to the occurrence of such date in New York, New York, (y) all references to times shall be deemed references to Eastern Standard Time, and (z) all references to monetary amounts shall be deemed references to United States Dollars (such amounts to be paid by Federal Funds Wire Transfer of immediately available funds), except to the extent expressly noted to the contrary in this Agreement. In addition, unless otherwise specified herein, all references to the delivery of "true", "correct", and/or "complete" (A) copies of any documents, materials and other information and (B) lists or other disclosures (and, in each case, words of similar import), shall be deemed to be followed by the words "in all material respects".

     Section 5. Representations and Warranties

     5.01. Contributor Representations and Warranties. Owner Operating Partnership and each of the Subsidiaries, respectively, represent and warrant as to itself (and not as to each other or any other entity) and as to the Contributed Interests and the other Properties that it contributes or otherwise transfers (and not as to any other Properties) to the Relevant Contributees as follows (notwithstanding the pluralization used in the following representations and warranties, the breadth of the following representations and warranties shall not be deemed expanded beyond the scope indicated by the foregoing):

          (a) Such party (x) is a partnership, limited partnership or limited liability company, as applicable, formed, existing and in good standing under the laws of the state of its formation, (y) is qualified and in good standing in each of the states in which each of the Properties directly owned by it are located (to the extent required by law), except where the failure to do so would not have a material adverse effect on the ability of such Subsidiary to fulfill its responsibilities under this Agreement and (z) has the requisite power and authority (i) to enter into this Agreement and all documents contemplated hereunder to be entered into by such party, and (ii) to perform the terms and obligations of such party under this Agreement and such other documents.

          (b) Subject to obtaining the Required Consents, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby on the part of such party have been duly authorized by all necessary partnership action, limited partnership action or limited liability company action, as applicable, and no other proceedings or consents on the part of such party are necessary in order to permit it to consummate the transactions contemplated hereby.

          (c) This Agreement has been duly executed by such party and all of such party's obligations hereunder are the legal, valid and binding obligations of such party, enforceable in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless whether considered in a proceeding in equity or at law.

          (d) Such party is not the subject of any bankruptcy, reorganization, insolvency or similar proceedings on the date hereof. To such party's knowledge, there are no such proceedings threatened against such party, nor are any such proceedings contemplated by such party.

          (e) Annexed hereto as Schedule 5.01(e)-1 is a true, correct and complete copy of the rent rolls for the Properties (the "Rent Rolls") identifying and listing, as of the date thereof, by tenant, security deposits, square footage, and monthly fixed rent. The parties hereto acknowledge that such Rent Rolls may not list (and, to the extent that such Rent Rolls do not list, such party makes no representation or warranty with respect to) (i) subleases, concessions or license agreements which may have been entered into by tenants or subtenants (unless such subleases, concessions, or license agreements were known to such party), (ii) license or concession agreements that have terms not in excess of sixty (60) days or are terminable by the landlord without penalty, and (iii) kiosks or pushcarts occupied under agreements that are terminable by the landlord without penalty upon not more than one month's notice. Annexed hereto as Schedule 5.01(e)-2 is a true, correct and complete list of all tenant arrearages for all of the Properties.

          (f) Annexed hereto as Schedule 5.01(f) is a true, correct and complete list of all written leases or occupancy agreements for the Properties (which together with all existing amendments and modifications thereof are collectively referred to as "Leases"), and true, correct and complete copies of each Lease have been delivered or made available to the Company. To such party's knowledge, each Lease is in full force and effect. Except as set forth on Schedule 5.01(f), to such party's knowledge, such party has not received any written notice that such party is in breach or default under any Lease, which breach or default remains uncured on the date hereof. Except as set forth on Schedule 5.01(f), such party has not sent any written notice to any of its respective Tenants occupying more than twenty five thousand (25,000) rentable square feet ("Major Tenant") within the twelve (12) month period preceding the date hereof asserting that such Major Tenant is in breach or default under any Lease to which it is a party, which breach or default remains uncured on the date hereof.

          (g) Schedule 5.01(g) annexed hereto is a true, correct and complete list of all ground leases under which such party is the ground lessee, including all existing amendments and modifications thereto (collectively "Ground Leases") affecting the Properties. To such party's knowledge, all Ground Leases affecting the Properties are in full force and effect. Such party has not given, nor has such party received, any written notice of a material default (which remains uncured) under any Ground Lease.

          (h) A true, correct and complete list of all agreements for the payment of leasing commissions by the party holding the interest of landlord with respect to the Properties under which such landlord is required to pay any leasing commissions, brokerage fees or any other fee or charge that is due and payable on or after the applicable Closing is set forth on Schedule 5.01(h) annexed hereto (such agreements are collectively referred to as the "Brokerage Agreements").

          (i) Schedule 5.01(i) annexed hereto contains a true, correct and complete list of all Material Service Contracts. For purposes hereof, "Material Service Contracts" shall mean all contracts (except for Leases, Ground Leases and Brokerage Agreements) relating to the management, leasing, operation, maintenance or repair of the Properties or that would otherwise affect the use, operation or enjoyment of the Properties (collectively, "Service Contracts") that are either (i) not terminable upon one month's notice or less without payment or penalty; or (ii) for which the services thereunder cost in excess of Seventy-Five Thousand ($75,000) Dollars per annum with respect to any individual Property. To such party's knowledge, all of the Material Service Contracts are in full force and effect and such party has not received written notice of any material default thereunder. All Service Contracts (other than those executed in contravention of the terms thereof) shall be assigned to, and assumed by, the Relevant Contributee(s), as applicable, at the respective Closing for the Properties affected by such Service Contracts, to the extent such Service Contracts are assignable and all necessary consents have been obtained.

          (j) Except as set forth on Schedule 5.01(j) annexed hereto, (i) there are currently no capital improvement projects commenced by such party or, to such party's actual knowledge, costing more than Two Hundred Fifty Thousand ($250,000) Dollars in the aggregate at any of the Properties other than maintenance required in the ordinary course of business, (ii) to such party's knowledge, there are no pending or threatened condemnation proceedings, and (iii) except as set forth in the Leases no tenant has any options, rights of first refusal or rights of first offer to purchase any of the Properties.

          (k) Except as disclosed in the reports listed on Schedule 5.01(k) annexed hereto and/or any other environmental report or update thereto obtained by the Company from a third party engineer or consultant prior to the applicable Closing Date (the "Environmental Reports"), or as otherwise noted on Schedule 5.01(k), to such party's knowledge, such party has not received any written notification which remains uncured from any Governmental Authority having jurisdiction over this Properties (A) stating that any hazardous materials, hazardous substances, contaminants or pollutants have been stored, generated, disposed of, released or transported at, on or from the Properties in violation of any environmental laws or regulations applicable to the Properties, and there is no claim pending against such party with respect to (x) any such violation applicable to the Properties, or (B) with respect to any corrective or remedial action or cleanup relating to any of the Properties, whether currently on-going or awaiting final governmental approval, or (y) any further action letters relating to any of the Properties.

          (l) All casualty insurance policies presently in effect with respect to the Properties are in sufficient amounts and are on commercially reasonable terms to provide for the "replacement costs" of each of the Properties and the premiums for all such insurance policies have been paid in full through the date hereof. Such party has received no written notice from any insurance carrier that, if not corrected, would result in a termination of insurance coverage or increase in the present cost thereof. To such party's knowledge, all insurance policies presently in effect with respect to the Properties are in full force and effect and either the policies or proceeds thereunder are fully transferable to the Company.

          (m) Such party does not have (i) any employees located at the Properties or employees located elsewhere whose duties are primarily with respect to the Properties or (ii) any pension plan liabilities, funded or unfunded, or employee benefit plan(s), programs, agreements, or arrangements of any kind pertaining to the Properties or any employees of such party located at the Properties.

          (n) Such party is not a "foreign person" as defined in the Internal Revenue Code Section 1445, as amended (the "Code Withholding Section").

          (o) Except as set forth on Schedule 5.01(o) annexed hereto, there is no litigation, action, claim, suit, investigation, arbitration or other adversarial contest or proceeding pending or, to such party's knowledge, threatened, against such party with respect to any of the Properties or relating to any of the Ground Leases or the Leases which would in the aggregate have a material adverse affect on the Properties taken as a whole (other than claims for personal injury, bodily injury or property damage which are reasonably believed by such party to be covered by such party's existing insurance policies).

          (p) Except as set forth in Schedule 5.01(p), there are no outstanding agreements with attorneys or consultants with respect to tax bills for a Property that will bind the Relevant Contributees or the Properties after the first full tax year after the applicable Closing.

          (q) Such party, to its knowledge, has complied in all material respects with (and, prior to each respective Closing, shall continue to comply in all material respects with) the terms and provisions of the Permitted Debt and corresponding Notes, Mortgages and all other documents securing the Permitted Debt Loans (collectively, the "Permitted Debt Loan Documents"), and all notices or correspondence received from the Permitted Debt Holder.
Schedule 5.01(q) annexed hereto is a true, correct and complete list of all Permitted Debt Loan Documents. Such Notes and Mortgages are in full force and effect, and such party has not received from the Lender thereunder a written notice a default thereunder or under any of the Permitted Debt Loan Documents (where default remains uncured). Such party has delivered to the Company or its Agents true and complete copies of all Permitted Debt Loan Documents.

          (r) Such party understands the risks of, and other considerations relating to, the purchase of the Interests. Such party, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in the Interests, (i) has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision, (ii) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests and (iii) is capable of bearing the economic risk of such investment.

          (s) Such party understands that an investment in the Company involves substantial risks. Such party has been given the opportunity to make a thorough investigation of the proposed activities of the Company and has been furnished with materials relating to the Company and its proposed activities. Such party has been afforded the opportunity to obtain any additional information deemed necessary by such party to verify the accuracy of any representations made or information conveyed to such party. Such party confirms that all documents, records, and books pertaining to its investment in the Company and requested by such party have been made available or delivered to such party. Such party has had an opportunity to ask questions and receive answers from the Company, or from a person or persons acting on the Company's behalf, concerning the terms and conditions of this investment.

          (t) The Interests to be issued to such party will be acquired by such party for its own account for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to such party's right (subject to the terms of the Interests) at all times to sell or otherwise dispose of all or any part of its Interests under an exemption from such registration available under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, and subject, nevertheless, to the disposition of its assets being at all times within its control. Such party was not formed for the specific purpose of acquiring an interest in the Company.

          (u) Such party acknowledges that, except as expressly set forth in this Agreement or in the LLC Agreement, (i) the Interests to be issued to such party have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such Interests are represented by certificates, such certificates will bear a legend to such effect, (ii) the Company's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of such party contained herein, (iii) such Interests, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (iv) there is no public market for such Interests, and (v) the Company has no obligation or intention to register such Interests for resale under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws. Such party hereby acknowledges that because of the restrictions on transfer or assignment of such Interests to be issued hereunder which will be set forth in the LLC Agreement and/or in a registration rights agreement, such party may have to bear the economic risk of the investment commitment evidenced by this Agreement and any Interests acquired hereby for an indefinite period of time.

          (v) Such party has prepared and timely filed all tax returns required to be filed by it on or before the date hereof with respect to the Properties, which tax returns are true, correct and complete in all material respects. Such party has paid or made provision for the payment of all taxes with respect to the ownership and operation of the Properties that are due or claimed to be due from it on or before the date hereof by any governmental taxing authority. No federal, state, local or foreign taxing authority has given written notice to such party of any tax deficiency, lien, interest or penalty or other assessment against such party which has not been paid and no audit or written inquiry has been commenced or, to the best of such party's knowledge, threatened by any federal, state, local or foreign tax authority relating to such party that may be expected to result in a tax deficiency, lien, interest or other assessment against the assets of such party. Contributor shall pay any and all taxes imposed on the Company based on Contributor's failure to comply with any bulk sales law.

          (w) Schedule 7.07 is a true, correct and complete list of all Required Consents.

          (x) The applicable Contributed Interests have not been assigned, pledged or otherwise encumbered or transferred, and are not subject to any pledges, liens or other encumbrances. There are no attachments, executions or assignments for the benefit of creditors or voluntary proceedings in bankruptcy or under any other debtor relief laws pending or (to such party's knowledge) threatened by or against such party or otherwise affecting such Contributed Interests. Except for the Contributed Interests owned by such party, such party does not own any interest in, nor does such party have any ownership rights in respect of, the Property to which the Contributed Interests relate, and from and after the transfer of such Contributed Interests to Purchaser, such party shall not own any interest in, nor have any ownership rights in respect of, the Property or the entity to which the Contributed Interests relate.

     5.02. Relevant Contributees Representations and Warranties. The Company represents and warrants to Contributor as to itself and as to and on behalf of all of the other Relevant Contributees, if applicable, as follows:

          (a) Such party is (a) a limited liability company, organized, existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to enter into and perform the terms of this Agreement, including to issue the Interests to Contributor to the extent called for in accordance with the terms of this Agreement and the LLC Agreement and (b) has, since its formation or its acquisition (directly or indirectly) by the REIT, been classified for federal income tax purposes as a partnership or disregarded entity and not as a corporation or an association taxable as a corporation, or a "publicly traded partnership" within the meaning of Section 7704(b) of the Code.

          (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby on the part of such party has been duly authorized by all necessary limited liability company action and no other proceedings on the part of such party are necessary in order to permit it to consummate the transactions contemplated hereby.

          (c) This Agreement has been duly executed by such party and all of such party's obligations hereunder are the legal, valid and binding obligations of such party, enforceable in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless whether considered in a proceeding in equity or at law.

          (d) Such party's performance of its duties under this Agreement will not conflict with, result in a breach of or be a default under, or be adversely affected by, any existing agreements, instruments, judgments, permits, orders, rules, regulations or decrees to which such party is a party or by which it or its assets are bound.

          (e) Such party is not the subject of any bankruptcy, reorganization, insolvency or similar proceedings.

          (f) The Interests to be issued in connection with the transactions contemplated herein will be duly authorized and validly issued in accordance with the terms of the LLC

Agreement and, assuming the accuracy of Contributor's representations and warranties, in compliance with federal and applicable state securities laws, and will be, in connection with the transactions contemplated herein, fully paid and non-assessable with no preemptive rights, and the Interests to be issued in connection with the transactions contemplated herein will be issued upon the terms provided in the LLC Agreement, as the same is to be amended as permitted or required hereunder. Except as created by this Agreement, as of the date hereof, there are no outstanding subscriptions, options, warrants, preemptive or other rights or other arrangements or commitments obligating the Company to issue any Interests. At each Closing, upon receipt by Contributor of the Contribution Consideration applicable for such Closing in exchange for Interests, the Company will issue the Interests to be issued hereunder free and clear of all liens other than those suffered or permitted or granted by Contributor and, as of such Closing, such Contributor will be admitted as a member of the Company. The issuance of the Interests to Contributor at each Closing will not require any approval or consent of any person except any such approval as shall have been obtained on or prior to such Closing Date.

     5.03. REIT Representations and Warranties. The REIT represents and warrants to Contributor as follows:

          (a) The REIT is a corporation, organized, existing and in good standing under the laws of the State of Maryland and has the requisite power and authority to enter into and perform the terms of this Agreement.

          (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby on the part of the REIT have been duly authorized by all necessary limited liability company action and no other proceedings on the part of the REIT are necessary in order to permit it to consummate the transactions contemplated hereby.

          (c) This Agreement has been duly executed by the REIT and all of the REIT's obligations hereunder are the legal, valid and binding obligations of the REIT, enforceable in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless whether considered in a proceeding in equity or at law.

          (d) The REIT's performance of its duties under this Agreement will not conflict with, result in a breach of or be a default under, or be adversely affected by, any existing agreements, instruments, judgments, permits, orders, rules, regulations or decrees to which the REIT is a party or by which it or its assets are bound.

          (e) The REIT is not the subject of any bankruptcy, reorganization, insolvency or similar proceedings.

          (f) The REIT is in compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 , and the regulations promulgated thereunder (the "Patriot Act"), and comparable regulations. None of the funds contributed to the REIT have or will be derived from illegal activities or made in contravention of any United States anti-money laundering laws or regulations. Neither the REIT nor any of its beneficial owners (i) is or will be subject to United States trade sanctions or included on any United States government published lists of terrorists or terrorist organizations and (ii) is a "foreign shell bank" as defined under the Patriot Act.

     5.04. (a) Survival of Contributor Representations and Warranties; Modification Thereof. The representations and warranties in this Agreement by Contributor are made as of the date hereof, and shall be remade by Contributor as of the date of each Closing (as applicable to the Properties or the Interests being contributed or sold to the Company, and/or the SPE Entities, as applicable, at such Closing) with the same force and effect as if in fact specifically remade at that time. If facts or circumstances arising after the date hereof render Contributor unable to remake a representation or warranty in any material respect as of such Closing, and Contributor specifically so advises the Company, in writing and prior to such Closing (including, without limitation, by amendment of the schedules hereto), of the particular circumstances rendering any representation or warranty untrue in any material respect, or if the same is disclosed in writing in an update to any Title Commitment, Search or third party report commissioned by the Company in connection with its review of the Properties, the failure to remake such representation and warranty shall not constitute a default hereunder by Contributor, except (in each case) in the event or to the extent that the untruth of such representation or warranty is the result of any act or omission of Contributor and/or its Agents in breach or violation of the terms of this Agreement; notwithstanding the foregoing, the truth and accuracy of all representations and warranties made by Contributor in this Agreement (required to be true in all material respects as of an applicable Closing Date pursuant to Section 10.01(b)), as modified to reflect the operation of the Properties from and after the date hereof in the ordinary course (including, without limitation, leasing activities with respect thereto) or as otherwise permitted in accordance with the terms of this Agreement, shall be a condition precedent to the Company's obligation hereunder at each Closing. Notwithstanding the foregoing, the parties acknowledge that if an item is (a) disclosed only on one schedule such disclosure shall be deemed to be disclosed on any other relevant schedule to the extent such item is relevant to the representation or warranty in question, and to the extent such item is inconsistent with such other schedule, the disclosure of such item on any schedule shall be deemed to modify the incorrect representation and (b) disclosed in any third party report delivered in writing by Contributor to the Company, such disclosure shall be deemed to modify the relevant representation and warranty. The representations and warranties contained in Subparagraphs 5.01(a), (b) and (c) shall survive the Closing, and the representations and warranties in Subparagraph 5.01(w) shall survive the Closing for a period equal to the applicable statute of limitations plus three months. Except as provided in the immediately preceding sentence and in the next sentence, all other representations and warranties made in this Agreement by Contributor shall survive the applicable Closing for twelve (12) months from each such Closing (the "Rep Survival Period") and shall not merge into any instrument of conveyance delivered at the Closing. "Contributor's Knowledge" shall be defined for purposes of this Agreement as the current actual (not constructive, imputed or implied) knowledge, without any duty of inquiry or investigation, of the Contributor. The provisions of this Section 5.04(a) shall survive the Closing.

          (b) Survival of Company and REIT Representations and Warranties. The representations and warranties in this Agreement by the Company and the REIT are made as of the date hereof and shall be remade by the Company and the REIT and as of each Closing. The representations and warranties in Subparagraphs 5.02(a), (b), (c) and (d) and Subparagraphs 5.03(a), (b), (c) and (d) shall survive the Closing. All other representations and warranties of the Company and the REIT, if any, shall survive the applicable Closing for the Rep Survival Period and shall not merge into any instrument of conveyance delivered at the Closing. The provisions of this Section 5.04(b) shall survive the Closing.

     5.05. (a) Indemnification by Contributor; Cap; Basket. Notwithstanding anything to the contrary in this Agreement, but subject to (i) the immediately succeeding sentence, (ii) Section 2.01(d), and (iii) the Cap (as hereinafter defined), Contributor agrees to and does hereby indemnify, defend and hold harmless the Company, the SPE Entities and the REIT, their respective constituents and Agents, and their successors and assigns, from and against any and all liabilities, claims, demands, suits, administrative proceedings, causes of action, costs, damages, personal injuries and property damages, losses and expenses (including, without limitation, reasonable attorneys' or other consultants' fees and disbursements, but excluding consequential, punitive, special and other indirect damages), both known and unknown, present and future, at law or in equity (collectively, "Losses") arising out of, by virtue of, or related to, a breach or inaccuracy of any representation, warranty or covenant of Contributor contained in Section 5.01 or Section 15.01. Notwithstanding the foregoing, no claim for a breach or inaccuracy of any representation, warranty or covenant of Contributor contained in Section 5.01 or 15.01 shall be actionable or payable (x) unless the valid claims for all such breaches and inaccuracies collectively aggregate more than Five Hundred Thousand Dollars ($500,000) (the "Basket") with respect to all Properties, in which event the amount of all claims in excess of such $500,000 threshold shall be actionable, and (y) unless written notice containing a description of the specific nature of such breach or inaccuracy shall have been given by the Company to Contributor prior to the expiration of the Rep Survival Period. The Company, the SPE Entities and the REIT agree to first seek recovery (using commercially reasonable efforts to do so) under any insurance polices, Service Contracts, Leases, Title Policies, Ground Lease or any other agreement for which such recovery is available prior to seeking recovery from Contributor, and Contributor shall not be liable to the Company, the SPE Entities or the REIT to the extent such party's claim is satisfied from such insurance policies, Service Contracts, Leases or Title Policies, Ground Leases or any other agreement for which such recovery is available. Notwithstanding anything contained herein to the contrary, in no event shall Contributor's aggregate liability to the Company, the SPE Entities or the REIT for breach or inaccuracy of any representation or warranty or covenant of Contributor in this Agreement or as remade as of any Closing Date pursuant to Section 5.04, or in any other way related to this Agreement and the transactions contemplated hereby, exceed the amount of the Cap. As used in this Section 5.05, the term "Cap" shall mean the total aggregate amount of Twenty Five Million and 00/100 Dollars ($25,000,000.00). Notwithstanding anything to the contrary contained herein, no claim for a breach or inaccuracy of any representation or warranty or covenant of Contributor shall be actionable or payable if the breach or inaccuracy in question results from or is based on
(i) a condition, state of facts or other matter expressly disclosed in any Review Materials as of the date hereof or in any Schedule attached to this Agreement, or (ii) if the inaccuracy of, or failure to make, such representation or warranty as of the applicable Closing does not constitute a breach, default or violation pursuant to the second sentence of Section 5.04(a). Notwithstanding anything to the contrary in this Section 5.05(a), the Cap, the Basket and the Rep Survival Period shall not be applicable to Losses arising from or in connection with the matters described on Schedule 5.05(a) of this Agreement (the "Special Indemnification Matters"), it being agreed that Contributor shall and does hereby indemnify, defend and hold harmless the Company, the SPE Entities and the REIT, their respective constituents and Agents, and their successors and assigns, from and against any Losses arising out of, by virtue of, or related to, (x) a breach or inaccuracy of any representation, warranty or covenant of Contributor relating to the Special Indemnification Matters or (y) otherwise relating to the Special Indemnification Matters.

          (b) Indemnification by Company; Cap; Basket. Notwithstanding anything to the contrary in this Agreement, but subject to the immediately succeeding sentence and to the last sentence of this Section 5.05(b), the Company and the REIT agree to and do hereby indemnify, defend and hold harmless Contributor, its partners, members, shareholders, officers and directors, and their respective Agents, Affiliates and each of their successors and assigns, from and against any Losses arising out of, by virtue of, or related to (i) a breach or inaccuracy of any representation, warranty or covenant of the REIT or the Company contained in Section 5.02, 5.03 or
16.01 hereof, or (ii) a release, emission, discharge or disposal of any reportable quantities of hazardous materials, hazardous substances, contaminants or pollutants at or from any of the Properties in violation of any U.S. Federal or state environmental laws or regulations applicable to the Properties to the extent such violation occurs subsequent to the applicable Closing Date or before any applicable Closing Date if such release, emission, discharge or disposal was caused by or at the direction of the Company or the REIT. Contributor agrees (and agrees to cause the applicable Contributee) to first seek recovery (using commercially reasonable efforts to do so) under any insurance policies, Service Contracts, Leases, Title Policies, Ground Leases or any other agreement for which such recovery is available prior to seeking recovery from the Company or the REIT, and the Company and the REIT shall not be liable to Contributor to the extent the Contributor's claim is satisfied from such insurance policies, Service Contracts, Leases, Title Policies, Ground Leases or any other agreement for which such recovery is available.

          (c) Exculpation. Notwithstanding anything to the contrary in this Agreement, but subject to the terms and provisions of Section 5.05(b), neither party hereto, nor any member or any general or limited partner of such party, whether direct or indirect, nor any direct or indirect member or any general or limited partner in such party, nor any disclosed or undisclosed officers, shareholders, members, principals, directors, employees, partners, servants, Agents or Affiliates of either party and each of their successors or permitted assigns, shall have any personal liability with respect to any provisions of this Agreement and, if after the Tranche 1 Closing Date any party is in breach or default with respect to its respective obligations or otherwise, the other party hereto shall look solely to such breaching or defaulting party's interest in and to the Interests or the proceeds from the sale of the Properties (subject, in each case, to Section 5.05(a) of this Agreement) for the satisfaction of remedies hereunder.

          (d) Procedures Regarding Indemnification. If a claim or demand for indemnification is based upon an asserted liability or obligation to a person or entity not a party to this Agreement nor a permitted successor or assign (a "Third Party Claim"), then the indemnified party shall give prompt (within the time required for the filing of any responsive pleading in the case of litigation) written notice of any such claim to the indemnifying party. The indemnifying party may defend or settle such claims or actions with counsel chosen and paid by it by giving written notice (the "Election to Defend") to the indemnified party within thirty (30) days after the date such notice of a Third Party Claim is received by the indemnifying party; provided, however, that the indemnifying party may not settle such claims or action without the consent of the other party to this Agreement, which consent shall not be unreasonably withheld, if the indemnified party will not be fully released in connection therewith. Such notice and opportunity shall be conditions precedent to any liability of the indemnifying party under this Agreement. Notwithstanding anything to the contrary in this Agreement, a failure to provide or delay in providing any required notice shall not prejudice any right to indemnification under this Agreement except to the extent that the indemnifying party is prejudiced by such failure. In no event shall the provisions of this subsection reduce or lessen the obligations of the indemnifying party under this subsection, if prior to the expiration of such thirty (30) day notice period, the indemnified party shall respond to a Third Party Claim if such action is reasonably required to minimize damages or avoid a forfeiture or penalty or because of a requirement imposed by law. If the indemnifying party does not duly give the Election to Defend as provided above, then it shall be deemed to have irrevocably waived its right to defend or settle such claims, but it shall have the right, at its expense, to attend, but not otherwise participate in, proceedings with such third parties; and if the indemnifying party does duly give the Election to Defend, then the indemnified party shall have the right at its expense, to attend, but not otherwise participate in, such proceedings. The indemnified party (or its designee) shall have the right, to the extent permitted by law or regulation, by written notice given to the indemnifying party at any time, to assume exclusive control of the defense of any claim insofar as the indemnified party is concerned, but, subject to the immediately succeeding sentence, the giving of such notice shall result in the indemnifying party being relieved of its obligations in respect of such claim under this Agreement. If at any time during the pendency of a claim the indemnifying party shall disaffirm its responsibility for such claim, the indemnified party (or its designee) shall have the right, but not the obligation, to assume the exclusive control of the defense and settlement of such claim insofar as the indemnified party is concerned, and all costs and expenses of such defense shall be paid by the indemnifying party if such claim is within the scope of the indemnification obligations of the indemnifying party under this Agreement.

     Section 6. Acknowledgments of the Company

     6.01. No Prior Representations or Warranties. The Company acknowledges that except as expressly set forth in this Agreement, neither Contributor nor any agent or representative or purported agent or representative of Contributor has made, and Contributor is not liable for or bound in any manner by, any express or implied warranties, guaranties, promises, statements, inducements, representations or information (including, without limitation, any information set forth in offering materials heretofore furnished to the Company) pertaining to the Properties or any part thereof, the physical condition thereof, environmental matters, income, expenses or operation thereof or the uses which can be lawfully made of the same under applicable zoning or other laws or any other matter or thing with respect thereto, including, without limitation, any existing or prospective leases, operating agreements or other agreements. Without limiting the foregoing, the Company acknowledges and agrees that, except as expressly set forth in this Agreement or any other agreement or document entered into by the parties in connection with the transaction contemplated hereby, Contributor is not liable for or bound by (and the Company has not relied upon) any verbal or written statements, representations, real estate brokers' "set-ups" or offering materials or any other information respecting the Properties furnished by Contributor or any broker, employee, agent, consultant or other person representing or purportedly representing Contributor. Accordingly, Contributor is entering into this Agreement based upon the Company's assurances that the Company has a well-informed opinion of the value of the Properties. The Company is not relying upon any representations made by Contributor regarding market conditions which influence the Properties such as competitive position relative to its existing and potential future competitors, market rental rates achievable at the Properties, vacancy assumptions, credit loss and downtime reserves, project growth rates (if any) in rents or expenses, impact of the contribution and sale on assessed values, tenant work and leasing fee levels necessary to generate estimated market rents, tenant retention ratios and the need for an amount of any "capital reserves". The provisions of this Section
6.01 shall survive each Closing.

     6.02. As-Is. The Company acknowledges that it has, prior to the date hereof, inspected the Properties, the physical and environmental condition and the uses thereof, and the fixtures, equipment and personal property included in this contribution and acquisition to its satisfaction, and the Company has independently investigated, analyzed and appraised the value and profitability thereof, the creditworthiness of tenants, and the presence of hazardous materials, if any, in or on the Properties, that they have received or had made available to them by Contributor, on or prior to the date hereof, copies of and/or has reviewed the Review Materials and other agreements and documents referred to or contemplated herein, that they are thoroughly acquainted with all of the foregoing and that the Company, in entering into this Agreement, will rely exclusively upon their own independent investigations, analyses, studies and appraisals and not upon any information provided to the Company by or on behalf of Contributor with respect thereto. AT EACH CLOSING, THE COMPANY AGREES TO ACCEPT THE PROPERTIES CONTRIBUTED OR SOLD TO THE COMPANY AND/OR THE SPE ENTITIES, AS APPLICABLE, AT SUCH CLOSING IN "AS IS, WHERE IS" CONDITION, EXCEPT FOR CONTRIBUTOR'S REPRESENTATIONS, WARRANTIES OR COVENANTS EXPRESSLY CONTAINED IN THIS AGREEMENT, WITH ALL FAULTS AS OF THE DATE HEREOF AND SPECIFICALLY AND WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER EXPRESS OR IMPLIED AS TO (I) THE CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, OR MERCHANTABILITY OF SUCH PROPERTIES, (II) THE STRUCTURAL INTEGRITY OF SUCH PROPERTIES, (III) THE ACCURACY OR COMPLETENESS OF ANY INFORMATION, DATA, MATERIALS OR CONCLUSIONS CONTAINED IN ANY INFORMATION PROVIDED TO THE COMPANY FROM ANY SOURCE WHATSOEVER, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, (IV) ENVIRONMENTAL MATTERS PERTAINING TO SUCH PROPERTIES EXCEPT AS SET FORTH HEREIN, OR (V) ANY OTHER WARRANTY OF ANY KIND, NATURE OR TYPE WHATSOEVER FROM CONTRIBUTOR,

EXCEPT AS MAY BE EXPRESSLY PROVIDED HEREIN, REASONABLE WEAR AND TEAR AND DAMAGE BY FIRE OR OTHER CASUALTY (SUBJECT TO THE PROVISIONS OF SECTION 8.01) BETWEEN THE DATE HEREOF AND THE APPLICABLE CLOSING DATE EXCEPTED, AND THE COMPANY SHALL ASSUME (SUBJECT TO THE PROVISIONS HEREOF AND APPLICABLE LAW) THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS MAY NOT HAVE BEEN REVEALED BY THE COMPANY'S INVESTIGATIONS.

     6.03. Environmental Matters. With respect to all matters disclosed in the Environmental Reports, Contributor and the Company agree that the Company shall not have the right to bring any claim against Contributor for any environmental matters or violation of any environmental laws with respect to the matters disclosed in such Environmental Report and the Company waives all the rights (at law, in equity or otherwise) to implead Contributor in any action brought with respect to such environmental matters and waives all rights of contribution against Contributor in connection therewith, provided, however, that the foregoing shall not be deemed to affect or limit the indemnification obligations of Contributor set forth in Section 5.05(a) regarding the Special Indemnification Matters. The provisions of this Section
6.03 shall survive any applicable Closing indefinitely.

     Section 7. Contributor's Obligations as to the Properties

     7.01. Operation of Properties Prior to Closing. Prior to each Closing for each respective Property, Contributor agrees that it shall maintain, repair, lease, manage and operate the Properties in substantially the same manner as Contributor has operated, managed, leased, maintained and repaired the Properties prior to the date of this Agreement. As it relates to each Property, from and after the date hereof and through the Closing Date for each such Property, or earlier termination of this Agreement, Contributor shall not
(a) remove any material assets, fixtures, equipment or personal property therefrom (not including any of the foregoing items to the extent owned by tenants or other occupants of the Properties) unless the same are replaced with similar items of at least equal quality prior to the Closing, (b) modify or amend in any material respect adverse to the landlord, extend, renew or terminate any material Service Contract, Brokerage Agreement or existing property management contracts (except as set forth in Section 7.08) or enter into any new Service Contract (except as set forth in Section 7.02), Brokerage Agreement or existing property management contracts, without the prior consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed, (c) accept rent from any tenant more than one (1) month in advance (except as otherwise consistent with past practice), and (d) amend any Lease in any material respect adverse to the landlord thereunder or enter into any new or renewal lease, license or other agreement for other than customary and market terms affecting the ownership or operation of all or any portion of any Property, without the prior consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, Contributor may amend any Lease, or execute any new or renewal lease, license or other agreement to the extent consistent with (or more favorable to the landlord than) the DYNA Models without the prior consent of the Company. Any Lease or Service Contract submitted in writing by Contributor to the Company for approval and not objected to in a writing given by the Company to Contributor within five (5) Business Days after the Company's receipt thereof shall be deemed approved by the Company. For purposes of this Agreement, the term "Business Days" shall mean any day other than a Saturday, Sunday and bank holiday in New York State; if any date on which a party hereunder is required to perform or pay any amount is not a Business Day, then such date shall be deemed to occur on the next immediately succeeding Business Day.

     7.02. Certain Lease/Service Contract Actions. Notwithstanding anything to the contrary in Section 7.01, prior to the applicable Closing, Contributor may, without the Company's prior consent, terminate or modify any Lease or Service Contract for a Property to be contributed or sold to the

Company at such Closing by reason of a material default by the tenant (other than a Major Tenant) or service provider, as applicable, beyond the expiration of any applicable grace or cure period in the payment of rent or Additional Rent, the performance of any other material obligation or the provision of services; provided, however, that such termination or modification is in accordance with the terms of such agreement or otherwise permissible pursuant to this Agreement. In addition, prior to the applicable Closing, Contributor may, with the Company's prior consent, which consent may be withheld in Company's sole discretion, terminate or modify any Lease with a Major Tenant by reason of a material default by such Major Tenant beyond the expiration of any applicable grace or cure period in the payment of rent or additional rent and/or the performance of any other material obligation. Any such termination by Contributor prior to such Closing shall not affect the obligations of the Company under this Agreement in any manner or entitle the Company to an abatement of or credit against the applicable Cash Portion of the Sales Price or give rise to any other claim on the part of the Company.

     7.03. Certain Prohibited Actions. During the term of this Agreement, subject to any expressly permissive provisions of this Agreement to the contrary (including Section 18 of this Agreement), Contributor shall not (i) unless the Property has been substituted for another property not otherwise included in the Tranche 1, Tranche 2 or Tranche 3 Properties, as applicable, and such Property is no longer intended by the parties to be transferred to a Relevant Contributee pursuant to this Agreement, (A) enter into any written agreement for the sale of such Property with any other party, (B) transfer, mortgage or pledge any interest in any such Property, except as expressly provided for herein with respect to Leases or in connection with any Permitted Debt, (C) contract for or commence any material construction, capital improvement or deferred maintenance at any such Property, unless required to do so hereunder, under the Leases, if requested by any tenant at such tenant's expense, as required by any law or as a result of an emergency (provided Contributor shall provide notice thereof to the Company as soon as is practical), (D) without the prior written consent of the Company, not to be unreasonably withheld, conditioned or delayed, institute prior to the applicable Closing Date, any proceeding or application for a reduction in the real estate tax assessment of the Property or any other relief for any tax year unless such taxes are being contested in good faith and either the taxes being so contested have been paid in full if so required by the applicable taxing authority or adequate reserves for the payment of such taxes have been established by Contributor which in such instance shall not require the Company's consent, and if Contributor receives any payment of a rebate of taxes in its favor, Contributor will remit to any tenant of the Properties all or any portion of such rebated sums which is owed to such tenant, or (ii) enter into any employment contract, employee benefit plan, program, agreement or arrangement of any kind, union contract or pension plan which will be binding on the Company upon any Closing.

     7.04. Maintenance of Insurance. Contributor shall maintain in full force and effect until each applicable Closing all material insurance policies applicable to the Properties or any replacements thereof, and shall renew those expiring before such applicable Closing for no more than one year without the Company's prior written consent, such that at all times from the date hereof through the applicable Closing Date there shall be no lapse in such insurance coverage as existed on the date hereof.

     7.05. Required Tenant Estoppels; Contributor Estoppel. Prior to (but in no event earlier than ninety (90) days prior to) the Tranche 1 Closing, the Tranche 2 Closing and the Tranche 3 Closing, and as a condition to the Tranche 1 Closing, the Tranche 2 Closing and the Tranche 3 Closing, respectively, Contributor shall provide to the Company estoppel certificates in the form of Exhibit E annexed hereto ("Tenant Estoppels") from such tenants representing at least seventy (70%) percent of total leased rentable square footage under all of the Leases in effect as of the date hereof with respect to the Tranche 1 Properties, the Tranche 2 Properties and the Tranche 3 Properties and the Tranche 1 Closing, the Tranche 2 Closing and the Tranche 3 Closing, respectively. Notwithstanding the foregoing, if Contributor is unable to obtain the Tenant Estoppels with respect to any Properties (other than one of the Properties listed on Schedule 7.05 annexed hereto (the "Loan Properties")), Contributor may deliver to the Company at the applicable Closing substitute estoppel certificates signed by Contributor (each a "Contributor Estoppel") representing up to fifteen (15%) percent of the total leased rentable square footage under all Leases in effect as of the date hereof and the Company shall accept in lieu of such Tenant Estoppel signed by the tenants such Contributor Estoppels. No Substitute Ground Lessor Estoppel (as defined hereinafter) shall be counted against the aforementioned fifteen percent (15%) threshold. In the event that a tenant under a Lease subsequently provides the Company with a Tenant Estoppel with respect to a Lease for which Contributor has given the Company a Contributor Estoppel, the Company shall retain and rely on such Tenant Estoppel, and the Contributor Estoppel given for such Lease will be of no further force and effect from and after the date on which such Tenant Estoppel is delivered to the Company, but only to the extent that such Tenant Estoppel confirms the pertinent statements made in such Contributor Estoppel. Prior to (but in no event dated earlier than ninety (90) days prior to the Tranche 2 Closing Date, or the Tranche 3 Closing Date, respectively). Notwithstanding anything to the contrary in this Agreement, Contributor's obligations and liabilities under this Agreement with respect to any Contributor Estoppel shall not be subject to the Cap, the Basket or the Representation Survival Period.

     7.06. Landlord Estoppels. Prior to (but in no event dated earlier than ninety (90) days prior to the applicable Closing Date) and as a condition to the applicable Closing with respect to such Property, Contributor shall use its commercially reasonable efforts to provide to the Company additional estoppel certificates from each lessor under a Ground Lease in the form of Exhibit F annexed hereto ("Landlord Estoppel"), provided, that, Contributor shall be deemed to have complied with its obligations under this Section 7.06 to deliver any estoppel certificate or document so required hereunder from a particular ground lessor, to the extent that such ground lessor delivers such estoppel certificate or document in the form prescribed by the applicable Ground Lease. If, notwithstanding such commercially reasonable efforts, Contributor is unable to obtain any Landlord Estoppels in respect of any Ground Leases, Contributor shall be required to deliver at the applicable Closing a substitute estoppel certificate signed by Contributor (each a "Substitute Ground Lessor Estoppel"). Notwithstanding anything to the contrary in this Agreement, Contributor's obligations and liabilities under this Agreement with respect to any Substitute Ground Lessor Estoppel shall not be subject to the Cap, the Basket or the Representation Survival Period.

     7.07. Required Consents. Prior to and as a condition to the Tranche 1 Closing, the Tranche 2 Closing and the Tranche 3 Closing, as applicable, Contributor shall deliver to the Company any consents required to consummate the transactions contemplated by this Agreement, which such consents are listed on Schedule 7.07 annexed hereto (the "Required Consents").

     7.08. Termination of Existing Property Management Agreements. Contributor shall terminate, at Contributor's sole cost and expense, in writing all existing property management contracts (a) for the Tranche 1 Properties, on or prior to the Tranche 1 Closing, (b) for the Tranche 2 Properties, on or prior to the Tranche 2 Closing, and (c) for the Tranche 3 Properties, on or prior to the Tranche 3 Closing.

     7.09. Compliance With Permitted Debt Loan Documents. Until the applicable Closing occurs, Contributor shall comply in all material respects with the requirements, obligations and liabilities under any Permitted Debt Loan Documents. Contributor agrees that subject to Section 13.01(j) and 13.07(a), the Company shall only be responsible for (i) the principal amount of the Notes and Mortgages outstanding as of the date of the respective Closing for the Permitted Debt Properties, (ii) the payment of principal and interest on, and the performance of all other obligations with respect to the period from and after the applicable Closing under the Notes and Mortgages accruing from and after the respective Closing for the Permitted Debt Properties and (iii) any amounts with respect to the period prior to the applicable Closing for which the Company receives a credit at such Closing (including, without limitation, accrued unpaid interest on any such Permitted Debt). This Section
7.09 shall survive each Closing.

     7.10. Cooperation Regarding Financing. Contributor and the Relevant Contributees shall cooperate, in all commercially reasonable respects, with requirements of any lender regarding the Permitted Debt, provided that the Company shall reimburse Contributor for any costs incurred in connection therewith.

     7.11. Assignment of Environmental Insurance Policy. Contributor shall use commercially reasonable efforts to assign, indorse or otherwise transfer the benefits of the environmental insurance policy (together with any amendments, modifications, or supplements thereof, the "Environmental Insurance Policy") relating to the Property located at 225 High Ridge Road, Stamford, Connecticut (the "225 High Ridge Property"), effective as of the applicable Closing, to the Relevant Contributee.

     Section 8. Destruction, Damage or Condemnation

     8.01. (a) Casualty and Condemnation. If, at any time, an amount of the Properties greater than or equal to (as reasonably determined by Contributor) fifteen percent (15%) or more of the Total Consideration of the Properties to be contributed to the Company is damaged or destroyed by fire or other casualty ("Casualty") or is taken by eminent domain (or is the subject of a pending condemnation proceeding that has not been reduced to judgment) ("Condemnation"), on an aggregate basis, then Contributor shall notify the Company of such fact and, subject to Section 8.01(b) of this Agreement, the Company shall have the right to terminate this Agreement with respect to all remaining Tranches by giving written notice to Contributor, provided, however, that the Company shall be deemed to have elected to proceed with the acquisition if the Company fails to notify Contributor of its election within ten (10) Business Days of receipt of such notice. In the case of Casualty, if the Company elects, or is deemed to have elected, to proceed with the acquisition of the Property or Properties, then the Company shall accept title to the Property or Properties in their existing condition, in which event Contributor shall, subject to the requirements of any financing encumbering the Property or Properties, assign to the Company, at the applicable Closing, all of Contributor's right, title and interest in and to the insurance proceeds awarded or to be awarded to Contributor as the result of such damage or destruction to such Properties and the Contributed Equity Value or Cash Portion of Sales Price, as applicable, shall be reduced by the amount of any deductible in connection with the subject casualty. In the case of Condemnation, if the Company elects, or is deemed to have elected, to proceed with the acquisition of the Property or Properties (other than the portion so taken), then the Company shall accept title to the Property or Properties in their existing condition, and Contributor shall, subject to the requirements of any financing encumbering the Property or Properties, assign and turn over to the Company at the applicable Closing, and the Company shall be entitled to receive and keep, all amounts awarded or to be awarded as the result of the taking of such Properties; it being understood and agreed that the Contributed Equity Value or the Cash Portion of Sales Price of the Property or Properties to be transferred to the Company pursuant to this Section 8.01(a), as applicable, shall not be reduced by the amounts so awarded or anticipated to be so awarded. Contributor shall not settle or compromise any insurance claims or legal actions relating thereto without the Company's prior consent.

          (b) Substitute Properties In Connection with Casualty and Condemnation. Notwithstanding anything to the contrary contained herein, in the event that a Casualty or Condemnation occurs, and such Casualty or Condemnation would otherwise permit the Company or the other Relevant Contributees to exercise termination rights in accordance with the provisions of Section 8.01(a) of this Agreement, such event shall constitute a "CC Substitution Event".

     Section 9. Additional Covenants of Contributor

     9.01. Access. Without limiting the effect of the Company's waiver of a due diligence period, Contributor covenants that between the date of this Agreement and each Closing, subject to the limitations set forth in Section 1.04, Contributor shall allow the Company or the Company's agents, representatives or employees reasonable access to the Properties, the Leases and other documents required to be delivered under this Agreement upon reasonable prior notice at reasonable times during normal business hours; provided, however, that no drilling, test borings or other material disturbance of any Property may be conducted by the Company for review of soils, compaction, environmental, structural or other conditions without the prior written consent of Contributor. Contributor (or its designee) shall have the right, but not the obligation, to accompany the Company or its Agents during such access to the Properties. The Company shall exercise reasonable diligence not to disturb the use or occupancy or the conduct of tenant, occupant or business at any Property. The Company hereby agrees to indemnify, defend and hold harmless the Contributor and its Affiliates (and each of their shareholders, members, officers, directors, employees, affiliates, agents, successors and permitted assigns) from all loss, cost, expense, claims, damages or liabilities resulting from any such entry or inspections performed by the Company or its agents or representatives, including, without limitation, any mechanic's or materialmen's liens relating to the activities of such parties; such indemnity shall survive the termination of this Agreement.

     Section 10. Conditions Precedent to Closing

     10.01. Conditions Precedent to Company Obligations. Subject to Section 10.03, the Relevant Contributees' obligations to effectuate the Tranche 1 Closing, the Tranche 2 Closing and the Tranche 3 Closing on the applicable Closing Date are subject to the satisfaction of the following conditions precedent (collectively, the "Contributor Closing Conditions") on or before the applicable Closing (unless waived in whole or in part by the Relevant Contributees in writing):

          (a) Delivery of Closing Documents. Contributor shall have delivered to or for the benefit of the Relevant Contributees, on or before the applicable Closing Date, all of the documents (including, without limitation, all Tenant Estoppels, Contributor Estoppels, Landlord Estoppels and Substitute Landlord Estoppels required under this Agreement), other information and payments, if any, required of Contributor in connection with such Closing pursuant to Section 11.

          (b) Representations and Warranties. All of Contributor's representations and warranties made in this Agreement shall be true and correct in all material respects as of the date hereof and as of the applicable Closing Date, subject in each case to modification of such representations and warranties pursuant to Section 5.05 of this Agreement and as may be otherwise expressly permitted by the terms of this Agreement. In addition, Contributor shall have performed all of its covenants and other obligations hereunder in all material respects.

          (c) Required Consents. All Required Consents to be obtained or given pursuant to the terms of any Lease or other material agreement affecting the relevant Properties in connection with the consummation of the transaction contemplated by this Agreement in respect of the Tranche 1 Closing, the Tranche 2 Closing and the Tranche 3 Closing, as applicable, shall have been obtained or given by Contributor.

          (d) Brokerage Obligations. All obligations of Contributor under the Brokerage Agreements with respect to the current, unexpired term of Leases existing as of the date hereof relating to the Tranche 1 Properties, the Tranche 2 Properties or the Tranche 3 Properties in connection with the Tranche 1 Closing, the Tranche 2 Closing or the Tranche 3 Closing, respectively, shall have been paid or credited with respect to such Closing for the account of the Company against the applicable Cash Portion of the Sales Price, except for any obligations and commissions becoming due and payable following the date of this Agreement and (x) resulting from the exercise of renewal or expansion options by tenants or (y) arising in connection with any new leases signed after the date hereof in accordance with the terms of this Agreement.

          (e) Other Material Conditions Precedent. Contributor shall have satisfied or caused to be satisfied all other conditions precedent and covenants with respect to the applicable Closing set forth in this Agreement in all material respects or any such unsatisfied condition or covenant shall have been waived in writing by the Relevant Contributees.

          (f) Owner's Title Policies and Lender Policies. The Title Company shall be prepared to issue the Title Policies and and lender title insurance policies with respect to the Permitted Debt, including, without limitation, all endorsements (including, without limitation, non-imputation endorsements) and other affirmative coverage required by any lender or reasonably required by the Company for all of the Tranche 1 Properties, the Tranche 2 Properties or the Tranche 3 Properties, as applicable, in the name of the Relevant Contributees, and any lender of the Company, subject only to the Permitted Exceptions, in each case, subject to the terms and conditions set forth in this Agreement.

          (g) Termination of Management Contracts. All management contracts affecting the Properties shall have been terminated, effective as of the Closing, without liability to the Company.

          (h) Closing of Relevant Underwriting Transactions. The transactions under the Underwriting Agreement applicable to such Closing shall have closed.

          (i) Listing of Australian Trust. All conditions and requirements for the listing of Australian Trust on the Australian Stock Exchange and quotation of its securities have been satisfied (other than administrative requirements and acquisition of the Properties).

          (j) Permitted Debt Documents. All documents and other instruments and certificates (executed and acknowledged, where appropriate) required of Contributor to comply with all the requirements of the Permitted Debt Holders in order to obtain the Permitted Debt Consents.

          (k) Identified Debt. Due authorization, execution and delivery of the relevant Identified Debt documents by all parties involved other than the Relevant Contributees.

          (l) Assignment of Environmental Insurance Policy. Contributor shall have assigned, indorsed or otherwise transferred over to the Relevant Contributee the benefits of the Environmental Insurance Policy.

     10.02. Conditions Precedent to Contributor Obligations. The Contributor's obligations to effectuate the Tranche 1 Closing, the Tranche 2 Closing and the Tranche 3 Closing on the applicable Closing Date are subject to the satisfaction of the following conditions precedent on or before the applicable Closing (unless waived in whole or in part by the Contributor in writing):

          (a) Delivery of Closing Documents and Payments. The Company shall have delivered to or for the benefit of the Contributor, on or before the applicable Closing Date, all of the documents and payments, if any, required of the Company in connection with such Closing pursuant to Section 12.

          (b) Conditions Precedent. The Company shall have satisfied or caused to be satisfied all other conditions precedent and covenants with respect to the applicable Closing Date set forth in this Agreement or any such unsatisfied condition or covenant shall have been waived by Contributor.

          (c) Representations and Warranties. All of the Company's and the REIT's representations and warranties made in this Agreement shall be true and correct in all material respects as of the date hereof and as of such Closing Date. Moreover, the Company and the REIT shall have performed all of its covenants and other obligations hereunder in all material respects.

          (d) Intentionally Omitted.

          (e) Permitted Debt Documents. To the extent the Permitted Debt Consents are obtained, the Relevant Contributees and the REIT shall execute and deliver instruments assuming the Permitted Debt and the Ground Leases for the Tranche 1 Properties, including executing any replacement guarantees, environmental indemnities, reserve agreements and any other loan documents substantially equivalent to any of the existing and unexpired Continuing Loan Documents reasonably requested by such Permitted Debt Holder as a condition to releasing Contributor and its Affiliates from any liability thereunder in a form and substance reasonably satisfactory to the applicable lender, including the execution by the Company of a guaranty in favor of such Permitted Debt Holder.

          (f) Listing of Australian Trust. All conditions and requirements for the listing of Australian Trust on the Australian Stock Exchange and quotation of its securities have been satisfied (other than administrative requirements and acquisition of the Properties).

          (g) Closing of Relevant Underwriting Transactions. The transactions under the Underwriting Agreement applicable to such Closing shall have closed.

          (h) Unidentified Debt. The Company has entered into the Unidentified Debt.

     10.03. Effect of Contributor's Failure to Meet Conditions.

          (a) If Contributor shall fail to satisfy any of the Contributor Closing Conditions applicable to the Tranche 1 Closing, the Tranche 2 Closing or the Tranche 3 Closing, as applicable, as of the applicable Closing Date, then without limiting any other right or remedy to which the Relevant Contributees may be entitled, the Company shall be entitled, subject to the rights granted to Contributor described in the following sentence, to (i) terminate this Agreement in its entirety, subject to the Surviving Obligations, provided that the Relevant Contributees shall not have the right to terminate this Agreement pursuant to this clause (i) until the Relevant Contributees shall have terminated this Agreement pursuant to the following clause (ii) with respect to one or more Properties, the individual or aggregate value of which (based conclusively on the Total Consideration allocated to such Property or Properties as set forth on the relevant schedules), is greater than or equal to fifteen percent (15%) of the Total Consideration of the Properties to be contributed (the "Condition Failure Threshold"), (ii) terminate this Agreement with respect to the affected Property (each such affected Property as to which this Agreement is terminated, a "Failed Closing Condition Property") only (in which event (x) this Agreement shall, without further action of the parties, be deemed to have been automatically and ipso facto amended so as to eliminate such Failed Closing Condition Property, (y) the applicable Tranche 1 Consideration, Tranche 2 Consideration or Tranche 3 Consideration shall be reduced by the portion thereof allocated to such Property, and the Cap shall be proportionately reduced, and (z) this Agreement shall otherwise remain in full force and effect). The foregoing rights granted to the Relevant Contributees shall be subject to (a) Contributor's right, exercised by written notice on or before the applicable Closing Date, to extend such Closing Date (and any scheduled Closing Dates to follow such Closing Date, on a day for day basis) by up to thirty (30) days in order to permit Contributor, using commercially reasonable efforts, to satisfy such unsatisfied closing conditions, and (b) Contributor's right to terminate this Agreement in its entirety from and after such time as the Condition Failure Threshold is reached; provided, however, that Contributor shall be deemed to have waived any of the foregoing rights that are not exercised in accordance with the foregoing on or before the Closing Date (as same may have been extended in accordance with the foregoing or any other provision of this Agreement), subject to reinstatement in connection with any subsequent Closings at which the Condition Failure Threhold is met or exceeded. Each Failed Closing Condition Property not replaced with a Substitute Property shall become an "Option Property" under the Option Agreement, and shall be subject to the terms and conditions of the Option Agreement.

          (b) Substitute Properties In Lieu of Closing Condition Failure. Notwithstanding anything to the contrary contained herein, in the event that any closing condition that Contributor intended or is otherwise obligated to fulfill under this Agreement has not been fulfilled as of the applicable Closing Date with respect to one or more Properties in accordance with the terms and conditions of this Agreement, such event shall constitute a "Closing Condition Substitution Event".

     Section 11. Contributor's Closing Deliveries

     11.01. Contributor Closing Deliveries. On the Tranche 1 Closing Date, the Tranche 2 Closing Date and the Tranche 3 Closing Date, as applicable, Contributor shall deliver (to the extent not already delivered) the following to the Company:

          (a) Leases, Ground Leases, Similar Documents. Originals of all Leases, Ground Leases, and other similar documents relating to the Properties and in effect as of such Closing Date, to the extent in Contributor's possession or subject to its control; provided, however, that Contributor shall retain all the foregoing documents during the term of and in accordance with the Services Agreement.

          (b) Security Schedule. A Schedule of all cash security and similar deposits, held by or on behalf of Contributor on the Closing Date under the Leases.

          (c) Rent Rolls. Updated Rent Rolls, dated not more than thirty (30) days prior to the applicable Closing Date and setting forth all arrearages in rents.

          (d) Service Contracts. All original Service Contracts or in lieu of originals, complete certified copies thereof, which are in effect on the Closing Date and which are assignable by Contributor; provided, however, that Contributor shall retain all Service Contracts during the term of the Services Agreement.

          (e) Assignment of Service Contracts, Insurance Policies, Certificates, Permits and Other Documents. An assignment to the Company and/or the SPE Entities of all of the interests of Contributor in the Service Contracts, insurance policies (unless provided for in Section 2.01(f)), certificates, permits and other documents to be delivered to the Company at the Closing which are then in effect and are assignable by Contributor.

          (f) Transferable Insurance Policies. With respect to all insurance policies to be transferred from Contributor to the Company (as distinguished from coverage to be obtained by Contributor or the Company in lieu thereof), original insurance policies, with the Company added on each as an additional insured, with respect to which premium are to be apportioned or, if unobtainable, true copies or certificates thereof; provided, however, that Contributor shall retain possession of all such policies during the terms of the Services Agreement.

          (g) Certificates, Licenses, Permits, Authorizations and Approvals. All certificates, licenses, permits, authorizations and approvals issued for or with respect to the Properties by any Governmental Authority having jurisdiction thereover to the extent same are transferable to the Company; provided, however, that Contributor shall retain all the foregoing documents during the term of the Services Agreement.

          (h) FIRPTA. A certification of non-foreign status for Owner Operating Partnership and each Subsidiary, in form required by the Code Withholding Section, signed under penalty of perjury. Contributor understands that such certification will be retained by the Company and will be made available to the Internal Revenue Service on request.

          (i) Tenant Notices. An original letter executed by Contributor or by its agent, advising the tenants of the transfer of the Properties to the Company and directing that rents and other payments thereafter be sent to the Company or as the Company may direct.

          (j) Authority Documents. Corporate resolutions, certificates of good standing, incumbency certificates and other evidence of authority within respect to Contributor, duly executed where applicable.

          (k) Possession. Possession of the Properties in the condition required by this Agreement, subject to the Leases and Ground Leases, and keys therefor; provided, however, that Contributor shall retain all keys during the term of the Services Agreement.

          (l) Landlord Consents. Original Landlord Consents, if any.

          (m) Tenant Estoppels; Landlord Estoppels. All original Tenant Estoppels, and any Contributor Estoppels in lieu thereof, obtained in accordance with Section 7.05.

          (n) Required Consents. All original Required Consents.

          (o) Landlord Estoppels. All Landlord Estoppels or any Substitute Landlord Estoppels in lieu thereof in accordance with Section 7.06.

          (p) Deeds. executed and acknowledged deeds conveying to the Company fee simple title to the Properties (other than those Properties transferred by an entity sale pursuant to Section 19 of this Agreement) owned by Contributor in fee simple title, subject to the Permitted Exceptions.

          (q) Assignment of Ground Leases. Executed and acknowledged assignments and assumptions of ground leases (collectively, the "Assignments of Ground Leases"), assigning and transferring to the Company, as applicable, all right, title and interest of Contributor in and to, and all post-Closing obligations of the lessee under, all Ground Leases affecting the Properties (other than those Properties transferred by an entity sale pursuant to Section 19 of this Agreement).

          (r) Assignment of Leases. Executed and acknowledged assignments and assumptions of leases (collectively the "Assignments of Leases"), assigning and transferring to the Company, as applicable, all right, title and interest of Contributor in and to, and all post-Closing obligations of the lessor under, all Leases affecting the Properties (other than those Properties transferred by an entity sale pursuant to Section 19 of this Agreement).

          (s) Bills of Sale. Executed bills of sale transferring to the Company, as applicable, all personal property owned by Contributor and located at or attached to the Properties (other than those Properties transferred by an entity sale pursuant to Section 19 of this Agreement).

          (t) Required Forms. Transfer tax returns, certificates and/or any other document or instrument required by any federal, state or local government or municipality to transfer or convey the Properties or to record any deed or assignment of lease, including, without limitation, any forms relating to environmental matters required to be filed in connection with the transfer of the Properties located in Connecticut (collectively, the "Required Forms").

          (u) Services Agreement. An executed Services Agreement.

          (v) Substitute Property Documentation. Any documentation reasonably requested by the Company, any lender or the Title Company in connection with a Substitute Property.

          (w) Agreements. Counterparts of (v) the Option Agreement (the "Option Agreement") in the form attached hereto as Exhibit N, (w) this Agreement, (x) the LLC Agreement, (y) the Portfolio Services Agreements, to the extent applicable to the Tranche 1 Closing, duly authorized, executed and delivered by all of the parties thereto, and (z) the Tax Protection Agreement, duly authorized, executed and delivered by all of the parties thereto. The foregoing, collectively, the "Transaction Agreements".

          (x) Excluded Property License Agreements. Counterparts of the Excluded Property License Agreements, duly authorized, executed and delivered by the Contributor.

          (y) Estoppels. Contributor shall have delivered to or for the benefit of the Company the requisite Tenant Estoppels, Contributor Estoppels, Landlord Estoppels, and/or Substitute Ground Lessor Estoppels required under Sections 7.05 and 7.06.

          (z) Other Documents. Any other documents required by this Agreement to be delivered by Contributor (executed and acknowledged where appropriate) or otherwise necessary or reasonably required to consummate this transaction as contemplated herein.

     11.02. Delivery at Appropriate Closing; Modified Deliverables Required By Third Parties; Modification of Deliveries Regarding Entity Transfers. Notwithstanding the foregoing, to the extent that any of the items to be delivered to the Company pursuant to Section 11.01 relate to Tranche 2 Properties or Tranche 3 Properties (and do not relate to Tranche 1 Properties) such items, documents or information shall not be required to be delivered by the Company at the Tranche 1 Closing and shall instead be delivered by the Company at the Closing to which such items, documents or information relate. If any third party with an interest in this transaction, including, without limitation, any lender or the Title Company, reasonably requires that additional or updated items, documents or information ((x) which updated or additional items, documents or information are customary for transactions of this type and (y) which additional items do not impose any immaterial additional obligations or liabilities on Contributor) be provided at the Tranche 2 Closing or the Tranche 3 Closing, then in either case such new, executed, modified, altered, amended or changed documents or information shall be delivered to the Company on or prior to the Tranche 2 Closing Date in connection with the Tranche 2 Properties and on or prior to the Tranche 3 Closing Date in connection with the Tranche 3 Properties. In the event that an SPE Entity is the Relevant Contributee hereunder, delivery to the Company shall satisfy the delivery requirements hereunder and the deliverables required under Section 11.01 shall be appropriately modified to reflect the intended contribution to such Relevant Contributee. The deliveries required under this Section 11 shall be subject to modification pursuant to Section 20 of this Agreement in connection with a transfer of entity interests in lieu of an asset transfer.

     Section 12. The Company's Closing Deliveries

     12.01. Company Deliveries. On the Tranche 1 Closing Date, the Tranche 2 Closing Date and the Tranche 3 Closing Date, as applicable, Company shall deliver (to the extent not already delivered) the following to the
Contributor:

          (a) LLC Agreement. The LLC Agreement executed by the Company and the REIT.

          (b) Assumption of Service Contracts, Insurance Policies, Certificates, Permits and Other Documents. An executed assumption by the Company and the SPE Entities, as applicable, of all of the interests of Contributor in those Service Contracts, insurance policies, certificates, permits and other documents to be delivered to the Company at the Closing which are then in effect and are assignable by Contributor.

          (c) Portfolio Services Agreement. Executed Portfolio Services Agreements.

          (d) Assignments of Ground Leases and Leases. Executed and acknowledged Assignments of Ground Leases and the Assignments of Leases.

          (e) Documents Required By Permitted Debt Holders. All documents (including assignment and assumption agreements) and other instruments and certificates (executed and acknowledged, where appropriate) required of the Company to comply with all the requirements of the Permitted Debt Holders in order to assume the Permitted Debt and obtain the Permitted Debt Consents, together with such other documents described in Section 10.02(e) of this Agreement;

          (f) Required Forms. Executed and acknowledged Required Forms to the extent a purchaser is required to execute and acknowledge the same.

          (g) Interests. The Interests in accordance with this Agreement and the LLC Agreement.

          (h) Applicable Cash Portion of Sales Price. On the Tranche 1 Closing Date, the Tranche 1 Cash Portion of the Sales Price (plus or minus net adjustments and prorations pursuant to this Agreement), on the Tranche 2 Closing Date, the Tranche 2 Cash Portion of the Sales Price (plus or minus net adjustments and prorations pursuant to this Agreement), and on the Tranche 3 Closing Date, the Tranche 3 Cash Portion of the Sales Price (plus or minus net adjustments and prorations pursuant to this Agreement) payable to Contributor on the Tranche 3 Closing Date.

          (i) Assumption and Indemnity Relating To Ground Leases. An assumption by the Company or an SPE Entity (as applicable), of, and an indemnity from the Company in favor of Contributor (and/or its Affiliates or affiliates, but only to the extent they are signatories under any such indemnity and/or guaranty), in a form and substance reasonably satisfactory to Contributor, with respect to, any guarantees and related documents under the Ground Leases from which Contributor (and/or any of its Affiliates and such other affiliates) is not released from liability from and after the Closing Date, for any Losses arising on or after the applicable Closing Date.

          (j) Intentionally Omitted.

          (k) PHJW Opinion. An opinion from Paul, Hastings, Janofsky & Walker LLP, in the form attached hereto as Exhibit I.

          (l) Agreements. Counterparts of the Transaction Agreements (as defined in Section 11.01 of this Agreement), duly authorized, executed and delivered by all of the parties thereto except the Relevant Contributees.

          (m) Debt Releases. Executed original Debt Release with respect to each applicable Permitted Debt Holder.

          (n) Excluded Property License Agreements. Counterparts of the Excluded Property License Agreements, duly authorized, executed and delivered by the Relevant Contributees.

          (o) Other Documents. Any other documents required by this Agreement to be delivered by the Company (executed and acknowledged, where appropriate) or otherwise necessary or reasonably required to consummate this transaction as contemplated herein.

     In the event that an SPE Entity is the Relevant Contributee hereunder, delivery to the Company shall satisfy the delivery requirements hereunder and the deliverables required under Section 12.01 shall be appropriately modified to reflect the intended contribution to such Relevant Contributee. The deliveries required under this Section 12 shall be subject to modification pursuant to Section 20 of this Agreement in connection with a transfer of entity interests in lieu of an asset transfer.

     Section 13. Apportionments; Closing Costs

     13.01. General Apportionments. The following apportionments shall be made between the parties at the appropriate Closing as of 11:59 p.m. on the day prior to the applicable Closing Date:

          (a) rent payments (including prepaid rents) and Additional Rent actually received by Contributor under the Leases, excluding, however, any "advance rent" paid in advance by tenants under such Leases in respect of the last month of the term of such Leases (such advance rent, the "Advance Rent").

          (b) to the extent not paid directly by tenants under the Leases, water charges, sewer rents, other utility charges and vault charges, if any, on the basis of the fiscal period for which assessed, except that if there is a water meter at the Properties, apportionment at the Closing shall be based on the last available reading, subject to adjustment after the Closing when the next reading is available.

          (c) value of fuel stored at the Properties at the price then charged by Contributor's supplier, including any taxes.

          (d) charges under transferable Service Contracts and other transferable agreements pertaining solely to the Properties or permitted renewals or replacements thereof.

          (e) permitted administrative charges, if any, on tenants' security deposits.

          (f) insurance premiums and transfer premiums on transferable insurance policies or permitted renewals thereof.

          (g) insurance premiums on insurance policies that are not transferred to the Company but under which coverage is provided to the Company from and after the Closing.

          (h) rent under all Ground Leases.

          (i) to the extent not paid directly by tenants to taxing authorities pursuant to the Leases, real estate taxes and personal property taxes for the current fiscal year.

          (j) outstanding leasing commissions, tenant improvement obligations, free rent and other concessions of the landlord under any new or renewal leases entered into after the date hereof pursuant to Section 7.01 (such apportionment to be made based on the fixed term of such new or renewal lease).

          (k) all interest accrued on the Permitted Debt, but not paid as of the applicable Closing Date.

          (l) Such other items customarily apportioned in real estate closings of commercial properties in the New York tri-state area.

     13.02. Adjustment of Taxes. The adjustment of real estate and personal property taxes shall be made on the basis of presently available evidence of such taxes, subject to adjustment by payment from Contributor to the Company, or the Company to Contributor, whichever is applicable, after the applicable Closing due to any change in assessment, applicable rate or other reason. Notwithstanding the foregoing, all or any portion of any special assessments, that are a lien as of such Closing and that are not otherwise recoverable from tenants under the Leases shall be paid by Contributor. This Section 13.02 shall survive each Closing and/or sooner termination of this Agreement.

     13.03. Credits. The following adjustments to the Cash Portion of the Sales Price shall be made between the parties at each Closing:

          (a) To the extent not assigned or otherwise transferred to the Relevant Contributees, the Company and the SPE Entities, as applicable, shall be credited and Contributor charged with security deposits (together with any interest accrued thereon) or advance rentals made by tenants under the Leases, the Ground Leases and any additional Leases entered into by Contributor pursuant to Section 7.01.

          (b) To the extent not assigned or otherwise transferred to the Relevant Contributees, Contributor shall be credited and the Company and the SPE Entities, as applicable, charged with deposits under any Service Contracts assigned to the Company at the Closing, and any other transferable deposits to be transferred in connection with the transactions contemplated hereunder.

          (c) The Company and the SPE Entities shall be credited, and Contributor charged with, all unpaid leasing commissions and tenant improvement obligations, to the extent applicable to Leases in effect as of the date hereof (but not including any commissions that may result from the exercise after the Closing of renewal or expansion options by tenants).

          (d) The Contributor shall be credited and the Company and the SPE Entities, as applicable, charged with (i) fees, charges and reserves under applicable Permitted Debt and (ii) escrow deposits maintained under applicable Permitted Debt (plus accrued interest thereon).

          (e) The Contributor shall be credited, and the Company and the SPE Entities, as applicable, charged with, amounts paid or payable (including any bonds or security deposits) under telephone and telex contracts and contracts for the supply of heat, steam, electric power, gas, lighting and any other utility service, with Contributor receiving a credit for all deposits, if any, made by Contributor as security under any such public service contract(s) if the same is transferable and provided such deposit remains on deposit for the benefit of the Company. (In addition, the parties agree to work together in good faith to determine, before the expiration of the applicable Closing Date, the manner in which other bonds and security deposits with respect to the Properties will be handled from and after the applicable Closing. Without limiting the foregoing, the parties will use good faith efforts to agree as to
(i) whether the Company (or the applicable SPE Entity) should substitute its own bonds and/or security deposits for those previously posted by Contributor, and (ii) which party shall have responsibility for the cost of any such bond and their respective periods of responsibility therefor.

          (f) As of the applicable Closing Date with respect to the 225 High Ridge Property, the Relevant Contributee shall be credited, and Contributor charged with, an amount equal to Eight Hundred Seventy Five Thousand and 00/100 Dollars ($875,000.00) (the "Rent Credit"), payable in respect of the free rent or reduced rent concession period (the "Free Rent Period") described in that certain Lease dated May 11, 2005 by and between 225 High Ridge Venture, as landlord, and Synapse Group, Inc., as tenant, commencing on May 1, 2007 for certain space in the building located at 225 High Ridge Road, Stamford, Connecticut (as amended, modified, restated and supplemented from time to time hereafter, the "Synapse Lease"), provided that if, as of the scheduled commencement date of the Free Rent Period or at any time prior to the expiration of the Free Rent Period, either (x) the Synpase Lease has been terminated or is otherwise not in full force and effect or such tenant is not entitled to some or all of such Free Rent Period or (y) the Synpase Lease shall be amended, modified or supplemented in any manner that affects the Free Rent Period, then the Relevant Contributee shall promptly notify Contributor of such occurrence and shall promptly wire the Rent Credit (which Rent Credit shall be equitably prorated among the relevant parties, if necessary, to reflect the occurrence and timing of the events described in the preceding clauses (x) and (y)) in accordance with any wiring instructions provided by Contributor in connection with such notice. The Company and such Relevant Contributee shall be jointly and severally liable with respect to the return of the Rent Credit in accordance with this Section. This Section shall survive the Closing or earlier termination of this Agreement.

          (g) As of the applicable Closing Date with respect to the 225 High Ridge Property, the Contributor shall be credited, and the Relevant Contributee charged with, an amount equal to Fifty Seven Thousand and 00/100 Dollars ($57,000.00), payable in respect of certain cost savings realized or to be realized by the Relevant Contributee in connection with issuance of a zoning endorsement in respect of the 225 High Ridge Property.

     13.04. Tenant Arrearages. If any tenant is in arrears in the payment of rent or Additional Rent on the Closing Date for which the Property affected by such tenant is being contributed or sold, rents received from such tenant after such Closing shall be applied in the following order of priority:

          (a) first to the month in which such Closing occurred;

          (b) second to the month prior to the Closing;

          (c) third to the months after the Closing; and

          (d) fourth to any month or months prior to the Closing.

If rents or Additional Rents or any portion thereof received by Contributor or the Company after such Closing are payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees, out-of-pocket costs and expenses of collection thereof, shall be promptly paid to the other party, which obligation shall survive such Closing.

     13.05. Additional Rent. If any tenant is required to pay percentage rent, escalation charges for real estate taxes, common area maintenance charges, operating expenses, cost-of-living adjustments or other charges of a similar nature ("Additional Rent"), and any Additional Rent is collected by the Company or Contributor on behalf of the Company after the Closing for the contribution or sale of the Property affected by such tenant which accrued prior to such Closing and was not otherwise adjusted, then the Company shall promptly pay Contributor's proportionate share thereof to Contributor, less any reasonable attorneys' fees, and any other reasonable out-of-pocket costs and expenses of collection thereof, which obligation shall survive such Closing.

     13.06. Closing Statements. On or before each Closing, Contributor will prepare and the Company shall review and approve (which approval shall not be unreasonably withheld or delayed) a final closing statement (the "Final Closing Statement") setting forth the final determination of all open items and other apportionments estimated as of each applicable Closing to be included on the closing statements for each Closing and any re-adjustment required to "true up" any amounts adjusted under Section 13.01 (including, without limitation, Additional Rent). The net amount due to Contributor or the Company, if any, by reason of adjustments to the closing statement as shown in the Final Closing Statement, shall be paid or credited to the applicable party at Closing. The adjustments, prorations and determinations agreed to by Contributor and the Company under this Section 13.06 shall be conclusive and binding on the parties hereto. Notwithstanding the foregoing, if at any time within the three hundred sixty five (365) day period following the Tranche 1 Closing, the Tranche 2 Closing or the Tranche 3 Closing, as applicable (each such period being referred to herein as a "Post-Closing Adjustment Period"), the amount of any item to be apportioned or credited pursuant to this Agreement shall prove to be incorrect (whether as a result in an error in calculation or a lack of complete and accurate information as of the applicable Closing), the party in whose favor the error was made shall promptly pay to the other party the sum necessary to correct such error upon receipt of proof of such error, provided that such proof is delivered to the party from whom payment is requested within the applicable Post-Closing Adjustment Period. In order to enable Contributor to determine whether any such delayed adjustment is necessary, the Relevant Contributee(s) shall provide to Contributor such information as Contributor shall reasonably request during the Post-Closing Adjustment Period in order to confirm or finalize closing adjustments hereunder. The provisions of this Section 13.06 shall survive each Closing and not be merged therein.

     13.07. Subject to the other provisions of this Section 13, the following shall apply to closing costs:

          (a) Company Closing Costs. At the applicable Closing, the Company shall pay (x) all mortgage recording taxes and (y) any other cost or expense set forth in this Agreement explicitly to be paid by the Company.

          (b) Contributor Closing Costs. At the applicable Closing, Contributor shall pay (i) all recording fees on any document recorded pursuant to this Agreement to discharge Liens and encumbrances which are not Permitted Exceptions in accordance with the terms and provisions hereof, (ii) all costs incurred in obtaining the Required Consents (other than costs described in Section 13.07(a)(viii)), the Tenant Estoppels, and any Contributor Estoppels in lieu thereof per Section 7.05, and all other required estoppel certificates per Section 7.06, and (iii) any other cost or expense set forth in this Agreement explicitly to be paid by Contributor.

          (c) REIT Closing Costs. At the applicable Closing, the REIT shall pay (i) all costs for any document to be recorded pursuant to this Agreement or the LLC Agreement, (ii) the cost of the title examination, the Title Commitments and the title insurance premiums, including any extended coverage and endorsements, incurred in connection with the issuance of the Title Policies and any same costs associated with any lender title insurance policies, (iii) the cost of any Survey, (iv) any escrow fee which may be charged by the Title Company, (v) the cost of Phase I environmental site assessments, other environmental reports and engineering reports, (vi) the cost of appraisals, (vii) all prepayment premiums and penalties on any loan encumbering any of the Properties required to be paid by any party hereto at any Closing, (viii) in each case, all costs charged by the Permitted Debt Holders, or in connection with the initial financing of the Permitted Debt and assumption of such Permitted Debt (including, without limitation, their legal costs, loan assumption fees, bank fees, title insurance endorsements, but excluding mortgage recording tax), (ix) all costs associated with the transfer of insurance policies, and (x) subject to Section 20, all of the state and local transfer taxes, documentary stamp tax or similar tax required to be paid in the States, counties, cities and/or towns in which the Properties are located.

          (d) Other Costs and Expenses. Except as expressly set forth herein, each party shall pay its own attorney's fees and all of its other costs and expenses.

     Section 14. Failure of Contributor or the Company to Perform

     14.01. Company Default/Breach Prior to Closing. If, prior to any of the Tranche 1 Closing, the Tranche 2 Closing or the Tranche 3 Closing, the Company and/or the REIT shall materially default in the performance of any of its obligations under this Agreement, or shall materially breach any of its representations, warranties or covenants contained in this Agreement, and such default or breach shall remain uncured for ten (10) days after the Company receives written notice thereof from Contributor, then (a) if such act or omission occurred prior to the Tranche 1 Closing, Contributor, as its sole and exclusive remedy, may choose, in its absolute discretion, to either (i) terminate this Agreement and recover from the Company and/or the REIT the Contributor's actual out of pocket costs incurred in connection with this Agreement and the transactions contemplated herein or (ii) commence an action against any such party for specific performance of such obligations hereunder (subject to all of the terms of this Agreement), and (b) if such act or omission occurred after the Tranche 1 Closing but before the Tranche 2 Closing or Tranche 3 Closing, Contributor, may choose, in its absolute discretion, to either (i) commence an action against any such party for specific performance of such obligations hereunder (subject to all of the terms of this Agreement), or (ii) terminate this Agreement and seek liquidated damages hereunder from the Company and/or the REIT in an amount of five percent (5%) of the Total Consideration that would otherwise be due with respect to the remaining terminated Tranches. If Contributor elects to terminate this Agreement pursuant to this Section 14.01(a), this Agreement shall be of no further force and effect except for the Surviving Obligations, which shall remain in effect as provided herein.

     14.02. Contributor Default/Breach Prior to Closing. If, prior to any Closing, the Contributor shall materially default in the performance of any of its obligations under this Agreement, or shall materially breach any of its representations, warranties or covenants contained in this Agreement, and such default shall remain uncured for ten (10) days after the Contributor receives written notice thereof from the Company, then the Relevant Contributees may choose, in their sole discretion, to either (i) commence an action against any such party for specific performance of such obligations hereunder (subject to all of the terms of this Agreement), or (ii) terminate this Agreement and recover from the Contributor the Relevant Contributees' actual, out of pocket costs incurred in connection with this Agreement and the transactions contemplated herein. If the Relevant Contributees elect to terminate this

Agreement pursuant to this Section 14.01(a), this Agreement shall be of no further force and effect except for the Surviving Obligations, which shall remain in effect as provided herein.

     14.03. Termination of Agreement Regarding Aggregation of Title, Survey, Closing Condition, Condemnation and Casualty Events. Notwithstanding anything to the contrary herein, if at any time, or from time to time, the sum of the Total Consideration allocated to the Affected Properties in connection with the aggregate of the Defect Substitution Events, Closing Condition Substitution Events and CC Substitution Events affecting the Affected Properties outstanding at such time exceeds fifteen percent (15%) of the Total Consideration (with the Total Consideration determined as of the date hereof)(the "TSSC Threshold"), and at such time the substitution procedures of
Section 2.01(f) have not been invoked with respect to some or all of the Affected Properties, then both the Contributor and the Relevant Contributees shall have the continuing right to terminate this Agreement by written notice to the other as of the date of such notice, provided, however, that such terminating party shall not have the right to terminate this Agreement pursuant to this Section 14.03 until the expiration of any applicable notice and cure and expiration of any rights to extend the applicable Closing granted with respect to the non-terminating party. For purposes of clarity, the parties acknowledge and agree that substitution of Substitute Property for Affected Property (and the pending substitution of Substitute Property for Affected Property, provided the substitution procedures were instituted in a timely manner and are being diligently pursued in accordance with the terms and conditions of this Agreement) in accordance with this Agreement shall not count against the TSSC Threshold with respect to the portion of Total Consideration applicable to such Affected Property.

     Section 15. Broker

     15.01. Broker Representation and Warranty; Indemnification. Contributor and the Company mutually represent and warrant to each other that neither Contributor nor the Company knows of, or has dealt with, any broker, finder, salesperson or similar agent who has claimed or may have the right to claim a commission in connection with this transaction. Contributor and the Company shall, subject to the Cap, indemnify and defend each other against any costs, claims or expenses, including reasonable attorneys' fees, arising out of the breach on their respective parts of the representations and warranties or agreements contained in this Section 15.01. The representations and obligations under this Section 15.01 shall survive the Closing or, if the Closing does not occur, the termination of this Agreement.

     Section 16. Notices

     16.01. Method of Notification and Delivery. Any notices, demands, consents, approvals and other communications ("Notice") provided for in this Agreement or given in connection with this Agreement shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, deposited in a United States post office or a depository for the receipt of mail regularly maintained by the post office, or
(d) legible facsimile transmission sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by giving at least ten
(10) days written notice sent in accordance herewith, and Notice shall be deemed to have been given by (i) personal delivery, when received as evidenced by an affidavit of the person making such delivery, (ii) in the case of expedited delivery service, next Business day following the date sent and
(iii) mail, then received by the addressee on the date received as evidenced by a return receipt. When received in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses
(a) or (b) above. The inability to make delivery because of change of address of which notice was given or by reason of rejection or refusal to accept delivery of any Notice shall be deemed to be receipt of the Notice as of the date of such inability to deliver or rejection or refusal to accept. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

                  If to Contributor:

                  c/o Reckson Associates Realty Corp.
                  225 Broadhollow Road
                  Suite 212W
                  Melville, New York  11747
                  Attn: General Counsel
                  Fax:  631-622-8994

                  with a copy to:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, NY  10019

                  Attn:  Stephen G. Gellman
                  Fax:  212-403-2246
                  Telephone:  212-403-1246
                  Email:  SGGellman@wlrk.com


                  If to the Company:

                  c/o Reckson Associates Realty Corp.
                  225 Broadhollow Road
                  Suite 212W
                  Melville, New York  11747

                  Attn:  Francis Sheehan, Vice President, Legal-Corporate
                  Fax:  631-622-8994
                  Telephone:  631-622-6777
                  Email:  FSheehan@Reckson.com

                  with a copy to:

                  Paul, Hastings, Janofsky & Walker LLP
                  75 East 55th Street
                  New York, New York 10022

                  Attn:  Robert J. Wertheimer, Esq.
                  Fax:  212-318-6936
                  Telephone:  212-318-6550
                  Email:  Robertwertheimer@paulhastings.com

     Section 17. Miscellaneous Provisions

     17.01. Assignment or Transfer. Subject to Section 18.01 of this Agreement, no party hereto shall assign this Agreement or its rights hereunder without the prior written consent of the other parties hereto. Notwithstanding anything herein to the contrary, the Company shall have the right to instruct Contributor to convey title to any of the Properties to any wholly-owned subsidiary of the Company designated in writing by the Company at least five
(5) Business Days prior to the applicable Closing, and (ii) Contributor may, without the Company and/or the REIT's consent, assign all or any part of its rights hereunder to an Affiliate thereof.

     17.02. Integration Clause. This Agreement embodies and constitutes the entire understanding between the parties with respect to the contribution and sale of the Properties to the Company, and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement.

     17.03. Amendments. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by both parties hereto, and then only to the extent set forth in such instrument.

     17.04. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to its principles of conflicts of law.

     17.05. Captions. The captions in this Agreement are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof. Unless otherwise specified, all references to Sections, sections or provisions in this Agreement refer to such Sections, Section or provisions as set forth herein.

     17.06. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     17.07. Masculine and Feminine Terms. As used in this Agreement, the masculine shall include the feminine and neuter, the singular shall include the plural and the plural shall include the singular, as the context may require.

     17.08. Schedules and Riders. If the provisions of any Schedule or rider to this Agreement are inconsistent with the provisions of this Agreement, the provisions of such Schedule or rider shall prevail.

     17.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute a single instrument.

     17.10. No Recordation. This Agreement shall not be recorded.

     17.11. No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns, and no other person or entity shall be entitled to rely upon or receive any benefit from this Agreement or any term hereof.

     17.12. No Offer. The submission of this Agreement for examination does not constitute an offer by or to either party. This Agreement shall be effective and binding only after due execution and delivery by the parties hereto.

     17.13. Jurisdiction; Service of Process. The parties hereto each hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect hereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the federal courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and, to the extent permitted by law, waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth hereunder; and

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction in the continental United States.

     17.14. Further Assurances; Cooperation Regarding Consents. Subject to the terms and conditions herein provided, each of the parties hereto shall execute and deliver such documents as the other party shall reasonably request in order to consummate and make effective the transactins contemplated herein; provided, however, that the execution and delivery of such documents by such party shall not result in any additional liability or cost to such party. Each of the parties shall use commercially reasonable efforts to cooperate in order to obtain any Required Consents.

     Section 18. Certain Tax Matters

     18.01. Like-Kind Exchanges. The Company and Contributor acknowledge and agree that Contributor may elect no later than five (5) days prior to any Closing Date, to execute and assign to an exchange facilitator, qualified intermediary, exchange accommodation titleholder or similar entity its interest in, a separate agreement of sale with respect to any of the Tranche 2 Properties or the Tranche 3 Properties specified by Contributor (the "Excluded Properties") to facilitate a like-kind exchange of the Excluded Properties in a transaction or transactions which are intended to qualify for treatment as a tax-deferred like-kind exchange pursuant to the provisions of Section 1031 of the Internal Revenue Code (a "1031 Exchange"). Each Excluded Property shall no longer be subject to the provisions of this Agreement, and the Tranche 2 or Tranche 3 Consideration and the Tranche 2 or Tranche 3 Cash Portion of the Sales Price shall be reduced by the Contributed Equity Value of each Excluded Property. Subject to Section 19, Contributor's election to proceed with a 1031 Exchange of the Excluded Properties may include transfers of equity interests in entities, the merger and/or consolidation of entities and/or the creation of other entities such as single member limited liability companies. If Contributor so elects, the Company shall cooperate (at no expense or liability to it) in effectuating the 1031 Exchange of the Excluded Properties and in implementing any such assignment and/or execution of any documentation, provided that (i) Contributor shall indemnify the Company for all direct costs and expenses incurred by the Company in connection with an intended or effectuated 1031 Exchange of an Excluded Property, (ii) the Company shall not be obligated to take title to any other property, nor shall this Section 18.01 affect in any manner Contributor's obligations or the Company's rights and benefits under this Agreement (except to the extent that each Excluded Property shall no longer be subject to the provisions of this Agreement), and
(iii) it is expressly understood that the consummation by Contributor or the ability by the electing party to consummate its intended 1031 Exchange is not a condition precedent to Contributor's obligation to consummate either the Tranche 2 Closing or the Tranche 3 Closing. The Cap shall be proportionately reduced upon the occurrence of the transactions contemplated in this Section 18.01.

     18.02 Reimbursement of Preformation Expenditures. The Contributor and the Relevant Contributee(s) hereby agree that, for purposes Section 707(a)(2)(B) of the Code and the Treasury Regulations thereunder (relating to "disguised sales"), the money or other consideration received by the Contributor under this Agreement will be treated as a reimbursement of preformation expenditures within the meaning of Treasury Regulations Section 1.707-4(d) to the maximum extent possible

     Section 19. Entity Transfers.

     19.01. Transfer of Entity Interests in Lieu of Asset Sale. For the purposes hereof, the term "Contributed Entity" shall mean any entity wholly owned (directly or indirectly) by the Contributor and now or hereafter owning one or more of the Properties to be acquired pursuant to this Agreement. If the Contributor reasonably determines, prior to any or all of the applicable Closings, that a transfer of all of Contributor's interests in and to the applicable Contributed Entity to the Company or the SPE Entities (each such sequence of transactions, or any portion thereof, an "Entity Transfer") in lieu of an asset sale or contribution of such Properties as otherwise provided under this Agreement, would result in a savings in costs, expenses or other liabilities to be incurred by Contributor hereunder or in connection herewith, then the Contributor shall, at least ten (10) Business Days before the applicable Closing, notify the Relevant Contributee(s) of Contributor's desire to effectuate such Entity Transfer and the Relevant Contributee(s) shall, within five (5) Business Days of such notice, notify Contributor of the Relevant Contributee(s)' approval or disapproval of such request for an Entity Transfer; provided, however, that such approval shall not be unreasonably withheld or conditioned if the cooperation required of the Relevant Contributee(s) to effectuate such Entity Transfer shall not result in any unreimbursed increased cost or expense (other than the expense for additional Searches) or any materially increased obligations or liabilities of the Company (other than those customarily arising in connection with the transfer of interests in an entity owning similar property or properties in lieu of transfers of the underlying property or properties). Failure of the Relevant Contributee(s) to respond within the aforementioned five (5) Business Day period shall be deemed approval of such Entity Transfer. The Relevant Contributee(s) shall reasonably cooperate with Contributor to effectuate each Entity Transfer that is approved or deemed approved by the Relevant Contributee(s). In connection with each such Entity Transfer, Contributor shall (i) provide, in writing, as of the applicable Closing Date, such additional representations and warranties related to such Contributed Entity (or the interests in such Contributed Entity that are subject to the Entity Transfer) as may be reasonably requested by the Company and customarily required in similar transactions, and (ii) provide to the Relevant Contributee(s) at the applicable Closing (A) subject to the Cap, an indemnity in favor of the Relevant Contributee for losses related to such Contributed Entity for matters arising prior to the applicable Closing Date, in form and substance reasonably satisfactory to the Company (it being acknowledged and agreed that such indemnification shall be deemed to eliminate the Company's right to withhold approval of any Entity Transfer on the grounds that matters covered in such indemnification will result in materially increased obligations, liabilities, costs or expenses) and (B) any other documentation reasonably requested by the Company or by any lender of the Company to the extent customarily required in similar transactions.

     Section 20. Certain Provisions Regarding SPE Entities.

     20.01. SPE Entities. The Company acknowledges and agrees that it shall provide Contributor with the organizational and authorization documents relating to each of the SPE Entities prior to the applicable Closing and that, as of the applicable Closing Date, such SPE Entities shall assume, and shall be jointly and severally liable for, all obligations and liabilities of the Company in respect of the

Property to be contributed to such SPE Entity, and shall be entitled to all of the rights and benefits of the Company in respect of such Property as may be provided under this Agreement. Prior to the applicable Closing, the Company shall cause the relevant SPE Entity to execute a joinder agreement in form and substance reasonably satisfactory to Contributor to effectuate the foregoing.

                     [Signature Pages Immediately Follow]

                             CONTRIBUTOR
                             -----------

                             For the following Properties:

                             6800 Jericho Turnpike, Syosset, NY;
                             6900 Jericho Turnpike, Syosset, NY;
                             580 White Plains Road, Tarrytown, NY;
                             710 Bridgeport Avenue, Shelton, CT:

                             RECKSON OPERATING PARTNERSHIP,
                             L.P, a Delaware limited partnership

                             By: RECKSON ASSOCIATES REALTY
                                 CORP., its general partner

                                 By: /s/ Michael Maturo
                                     ---------------------------
                                     Name:  Michael Maturo
                                     Title: Chief Financial Officer and
                                            Executive Vice President

                              Each of the following Subsidiaries:

                              RA 35 Pinelawn Road LLC, a
                              Delaware limited liability company;
                              RA 150 Motor Parkway LLC, a
                              Delaware limited liability company;
                              RA 660 White Plains Road LLC, a
                              Delaware limited liability company;
                              RA 100 Executive Drive LLC, a
                              Delaware limited liability company;
                              RA 100 Grasslands Road LLC, a
                              Delaware limited liability company;
                              RA 80 Grasslands Road LLC, a
                              Delaware limited liability company;
                              RA 200 Executive Drive LLC, a
                              Delaware limited liability company;
                              RA 492 River Road LLC, a
                              Delaware limited liability company;
                              RA 225 High Ridge LLC, a
                              Delaware limited liability company;
                              RA 1660 Walt Whitman Road LLC, a
                              Delaware limited liability company;
                              RA 520 Broadhollow Road LLC, a
                              Delaware limited liability company;
                              RA 50 Marcus Drive LLC, a
                              Delaware limited liability company;
                              RA 300 Executive Drive LLC, a
                              Delaware limited liability company

                              By:  RECKSON OPERATING PARTNERSHIP,
                                   L.P,, a Delaware limited partnership

                                  By:  RECKSON ASSOCIATES REALTY
                                       CORP., its general partner

                                       By: /s/ Michael Maturo
                                          -----------------------------
                                          Name:  Michael Maturo
                                          Title: Chief Financial Officer and
                                                 Executive Vice President

                                    COMPANY
                                    -------

                                    RECKSON AUSTRALIA OPERATING COMPANY
                                    LLC, a Delaware limited liability company

                                    By:  RECKSON AUSTRALIA LPT CORPORATION,
                                         a Maryland corporation

                                         By:  /s/ Michael Maturo
                                              -------------------------
                                              Name:  Michael Maturo
                                              Title:  Executive Vice President


                                    REIT
                                    ----

                                    RECKSON AUSTRALIA LPT CORPORATION,
                                    a Maryland corporation

                                    By:      /s/ Michael Maturo
                                             -------------------------
                                             Name:  Michael Maturo
                                             Title: Executive Vice President